UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐	Soliciting Material Under Rule 14a-12

NetSol Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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NOTICE OF ANNUAL MEETING
And
PROXY STATEMENT

Annual Meeting of Stockholders
NetSol Technologies, Inc.
24025 Park Sorrento, Suite 410
Calabasas, CA 91302

August 6, 2012

NetSol Technologies, Inc.
24025 Park Sorrento, Suite 410
Calabasas, CA 91302
Phone: (818) 222-9195
Fax: (818) 222-9197
www.netsoltech.com

June 15, 2012

Dear fellow NetSol shareholders:

I cordially invite you to the NetSol Technologies, Inc. Annual Meeting, scheduled for August 6, 2012, at 10:00 a.m. local time at the offices of the Company located at 24025 Park Sorrento, Suite 410, Calabasas, CA 91024. At this meeting, we will review the Company’s financial performance for fiscal year 2011, NetSol’s strategies and goals for fiscal year 2012, as well as, respond to questions. Enclosed with this proxy statement are a proxy card, voting instructions, and NetSol Technologies, Inc.’s fiscal year 2011 Form 10-K, for the year ended June 30, 2011.

The Board has a number of important proposals for your consideration at this meeting.  We urge you to review the proxy and vote in favor of them.  Items you will be asked to vote on include:

1.	To consider and vote on the election of directors, each to hold office for a term of one year ending in 2013 or when their successors are elected;

2.	To consider and vote upon the ratification of the appointment of Kabani & Company as the Company’s independent auditors for the fiscal year 2012;

3.
To grant authority to the Board of Directors of the Company to effectuate a reverse split of our common stock in its sole discretion and to amend our Articles of Incorporation for the purposes of effecting a reverse split provided that such ratio is between 1:5-1:15.

4.	To approve the amendment of our articles of incorporation to increase the number of authorized shares of capital stock of the Company from 100,000,000 to 150,000,000 (pre-split basis); and

5.	To consider such other matters as may properly come before the Annual Meeting.

With respect to Proposal 3 to effectuate a reverse split, we ask for approval as a precautionary measure only in the event that the stock price does not reach the minimum bid within the allowed grace period. Management believes that with increased momentum in the business, improved visibility in the sales process, and adequate funds to actively market its products, that its current and future growth prospects are significant enough to warrant a higher stock price. However, management cannot guarantee that the market will reward the company with a stock price to maintain its NASDAQ Capital Market listing and therefore asks for a YES and grant the board of directors the authority to effectuate the split in the event it is necessary to do so by August 27, 2012.

Management notes the following positive developments to support growth and achieve the minimum bid price:

•
The recent expansion into Thailand has given current and new customers increased confidence in the company, with a number of new contracts signed and a number of new projects going through the sales cycle.

•	The hiring of a new president to lead efforts in Saudi Arabia has reinvigorated our joint venture efforts, with the recent signing of multiple new projects.
•	The build out of our sales team for our newly formed e-procurement subsidiary, Vroozi, Inc. which is expected to greatly boost the number of customers, further contributing to revenue growth.

•	The next generation NFS solution is coming to market within the year, with a number of customers already expressing interest in purchasing the product prior to the actual launch.

To demonstrate their belief in the fundamental strength of the company and to show solidarity with shareholders, management continues to purchase shares of the company in the open market.
Management remains highly optimistic about our growth prospects in 2013 and beyond, and maintains is conservative stance on profitability for the year.

Your vote in support of a reverse split is essential to provide the Company with a means to maintain its listing on the NASDAQ Capital Market, should it be necessary to do so.  A No vote with respect to Proposal 3 will result in the company being downgraded to the Over-the-Counter market, which management believes will be detrimental to its ability to win new customers and further grow its business.

With respect to Proposal 4, we are recommending a YES vote to increase the number of authorize shares to provide the company with the financial flexibility to grow its business lines and to attract top talent.  Management believes that the increase in capital stock that is a prudent step to capture future growth and expansion, ultimately leading to improving shareholder value.

To summarize, your vote in support of a reverse split is essential to provide the Company with the means to maintain its listing on the NASDAQ Capital Market, should it be necessary to do so.  Your vote in support of the increase in authorized capital will permit the Company to have sufficient equity for reserved and new uses.  This is your opportunity as a shareholder to exercise your vote in the best interests of your Company.

Whether or not you attend the meeting, it is important that your shares be represented and voted at the meeting.  Therefore, I urge you to promptly vote via the Internet, telephone or submission of your proxy card in the postage paid envelope as soon as possible.

Enclosed is a notice of the Annual meeting and proxy statement containing detailed information concerning the business to be conducted at the meeting.  Whether you plan to attend the meeting or not, we urge you to read this material carefully. On behalf of the Board of Directors, I would like to thank you for your support and continued interest in the Company.

Sincerely,

Najeeb U. Ghauri
NetSol Technologies, Inc.
Chairman & Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held August 6, 2012

TO THE STOCKHOLDERS OF NETSOL TECHNOLOGIES, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders, including any adjournments or postponements thereof, of NetSol Technologies, Inc. (the "Company"), will be held on August 6, 2012  at 10:00  a.m., local time, at the company’s offices located at 24025 Park Sorrento, Suite 410, Calabasas, California 91302 for the following purposes:

1.	To consider and vote on the election of directors, each to hold office for a term of one year ending in 2013 or when their successors are elected;

2.	To consider and vote upon the ratification of the appointment of Kabani & Company as the Company’s independent auditors for the fiscal year 2012;

3.
To grant authority to the Board of Directors of the Company to effectuate a reverse split of our common stock in its sole discretion and to amend our Articles of Incorporation for the purposes of effecting a reverse split provided that such ratio is between 1:5-1:15.

4.	To approve the amendment of our articles of incorporation to increase the number of authorized shares of capital stock of the Company to 150,000,000 shares; and

5.	To consider such other matters as may properly come before the Annual Meeting.

Only stockholders of record as shown on the books of the Company at the close of business on May 30, 2012, the record date and time fixed by the Board of Directors, will be entitled to vote at the meeting and any adjournment thereof.

By order of the Board of Directors
NetSol Technologies, Inc.

Najeeb Ghauri
Chief Executive Officer
June 15 2012
Calabasas, California

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

NetSol Technologies, Inc.
24025 Park Calabasas, Suite 410
Calabasas, CA 91302

TABLE OF CONTENTS

PROXY STATEMENT GENERAL INFORMATION	7

QUESTIONS AND ANSWERS ABOUT VOTING AND THE SHAREHOLDER MEETING	8
Why did I receive the proxy materials?	8
What is a proxy?	8
Who can vote?	8
Who Is the record holder?	8
How do I vote?	8
Are proxy materials available on the Internet?	9
What are NetSol shareholders being asked to vote on at the annual shareholder meeting?	9
How many shares must be represented in order to transact business at the annual meeting?	9
How many votes are required to approve a proposal?	9
What is a broker non-vote?	9
What are the benefits to providing the board of directors with the discretion to conduct a reverse split?	9
What are the risks associated with conducting a reverse split?	10
What effect will the reverse split have on our issued and outstanding shares of common and preferred stock?	10
How will the reverse split impact our company’s stock option plans and agreements?	10
What are the mechanics on the Reverse Split?	10
What is the effect on existing shares of common stock?	10
Can our Board of Directors abandoned the Reverse Split and proposed amendment to our articles of incorporation?	11
How will Fractional Shares be treated in a stock split?	11
How can I change my vote?	11
Does anyone solicit this proxy and who will pay the expenses on proxy distribution?	11
What do I need to do now?	11
What are my choices when voting?	11
Does the Board have a recommendation for voting?	12
What if I abstain from voting?	12
Who is eligible to vote?	12
How many shares are owned by NetSol’s directors and executive officers?	12
Can I change my vote after I have mailed my signed proxy card or voted by telephone or electronically?	12
If my shares are held in “street name” by my broker, will my broker vote my shares for me?	13
Can I attend the shareholder meeting even if I vote by proxy?	13
Why did I receive more than one proxy card?	13
Are there dissenters’ rights?	13
What is the effect on registered and beneficial shareholders upon a reverse split?	13
What is the effect on registered “book-entry” stock holders?	13
Who pays for proxy solicitation?	13
Are there any rules regarding admission to the annual meeting?	13
Where do I get more information?	14

PROPOSAL 1. ELECTION OF DIRECTORS	15

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF KABANI & COMPANY, INC. AS THE COMPANY’S
INDEPENDENT AUDITORS FOR FISCAL 2011	16
Audit Fees	16
Audit Related Fees	16
Tax Fees	16
All Other Fees	16
Pre-Approval Procedures	16

PROPOSAL 3. TO GRANT AUTHORITY TO THE BOARD OF DIRECTORS OF THE COMPANY TO
EFFECTUATE A REVERSE SPLIT OF OUR COMMON STOCK IN ITS SOLE DISCRETION AND TO AMEND OUR
ARTICLES OF INCORPORATION FOR THE PURPOSES OF EFFECTING A REVERSE SPLIT PROVIDED
THAT SUCH RATIO IS BETWEEN 1:5-1:15.	18

PROPOSAL 4. TO APPROVE THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE
NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK OF THE COMPANY	24

CORPORATE GOVERNANCE, BOARD OF DIRECTORS, COMMITTEES	26
Board Meetings and Board Committees	26
Director Independence	26
Certain Relationships and Related Party Transactions	29
Director Compensation	30
Communications between Stockholders and Board of Directors	31
Code of Ethics	31

BENEFICIAL OWNERSHIP OF COMMON STOCK	31

INFORMATION ABOUT DIRECTOR NOMINEES	32
COMPENSATION DISCUSSION AND ANALYSIS	34

DEADLINE FOR SUBMISSION OF STOCKHOLDERS PROPOSALS FOR FISCAL 2012	46

FILINGS UNDER SECTION 16(A)	46

VOTING PROCEDURES	47

ANNUAL REPORT ON FORM 10-K	47

OTHER MATTERS	48

APPENDIX A

PROXY STATEMENT GENERAL INFORMATION

This Proxy Statement is furnished to holders of the common stock, par value $.001 per share, of NetSol Technologies, Inc., a Nevada corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors of proxies for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on August 6, 2012 at 10:00 A.M., local time, at the Company headquarters, located at 24025 Park Sorrento, Suite 410, Calabasas, CA 91302 and any and all adjournments thereof. The purpose of the Annual Meeting and the matters to be acted on there are set forth in the accompanying Notice of Annual Meeting of Stockholders. For overnight accommodations, Hilton Garden Inn located at 24150 Park Sorrento, Calabasas, CA 91302, telephone (818) 591-2300 is within a short walking distance of the meeting site.

The Annual Meeting has been called for the purpose of the following:

1.	To consider and vote on the election of directors, each to hold office for a term of one year ending in 2013 or when their successors are elected;

2.	To consider and vote upon the ratification of the appointment of Kabani & Company as the Company’s independent auditors for the fiscal year 2013;

3.
To grant authority to the Board of Directors of the Company to amend our Articles of Incorporation for the purposes of effecting a reverse stock split of our common stock, in its sole discretion and the specific ratio of the reverse stock split, provided that such ratio is between 1:5-1:15;

4.	To increase the authorized capital of the Company from 95,00,000 to 145,000,000 shares of common stock and 5,000,000 preferred stock (all on a pre-split basis); and,

5.	To consider such other matters as may properly come before the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT VOTING AND THE SHAREHOLDER MEETING

Q:	Why did I receive the proxy materials?

A:
We have made the proxy materials available to you over the internet and mailed you paper copies of these materials because the Board is soliciting your proxy to vote your shares of our common stock at the annual meeting to be held on August 6, 2012 and at any adjournments or postponements of this meeting.

Q:	What is a proxy?

A:
The Board is asking you to give us your proxy. Giving us your proxy means that you authorize another person or persons to vote your shares of our common stock at the annual meeting in the manner you direct. The written document you complete to designate someone as your proxy is usually called a “proxy card” or a “voting instruction form” depending on how the ownership of your shares is reflected in our records. If you are the record holder of your shares, a “proxy card” is the document used to designate your proxy to vote your shares. If you hold your shares in street name, a “voting instruction form” is the document used to designate your proxy to vote your shares. In this proxy statement, the term “proxy card” means both the voting instruction form and proxy card unless otherwise indicated.

Q:	Who Can Vote?

A:
You are entitled to notice of the Annual Meeting if you held any shares of common stock of NetSol Technologies, Inc. as of the close of business on the record date, May 30, 2012.  You are entitled to vote at the Annual Meeting all shares of common stock of NetSol Technologies, Inc. that you held as of the close of business on that record date.  Each share of common stock is entitled to one vote with respect to each matter properly brought before the Annual Meeting.

As of the record date, May 30, 2012, there were 75,047,355 shares of common stock of NetSol Technologies, Inc. issued and outstanding.

In accordance with Nevada law, lists of our stockholders who are entitled to vote at the Annual Meeting will be available for inspection by any stockholder present at the Annual Meeting and, for ten days prior to the Annual Meeting, by any stockholder, for purposes germane to the meeting, at our offices located at 24025 Park Sorrento, Suite 410, Calabasas, CA 91302.  Any inspection of these lists prior to the Annual Meeting must be conducted between 9:30 A.M. and 4:30 P.M. (PST).  Please contact our Secretary before going to conduct any inspection prior to the Annual Meeting.

Q:	Who Is the Record Holder?

A:
You may own common stock either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder.

If your shares are registered directly in your name, we are sending these proxy materials directly to you.  If the record holder of your shares is a nominee, you will receive proxy materials from such nominee.

Q:	How Do I Vote?

Record Holders:

•
By Mail.  If you choose to vote by mail, mark your proxy card, date and sign it, and return it as soon as possible in the postage-paid envelope provided.

By Telephone.  If you choose to vote by phone, please call 1-800-735-3591 and vote your shares.  All International callers please call 1-646-378-4186.

•	By attending the Annual Meeting. If you attend the Annual Meeting, you can vote your shares in person. By voting on the Internet. Please go on www.proxyvote.com

Stock Held by Brokers, Banks and Nominees:

•	If your common stock is held by a broker, bank or other nominee, such nominee will provide you with instructions that you must follow in order to have your shares voted.

•	If you plan to attend the Annual Meeting and vote in person, you will need to contact the broker, bank or other nominee to obtain evidence of your ownership of common stock on May 30, 2012.

 Q:          Are proxy materials available on the Internet?

A:           Yes, please see notice below:

Important notice regarding the availability of proxy materials for the annual shareholder meeting to be held on August 6, 2012:

 Our Proxy Statement and 2011 Annual Report are available on the following websites:
 http://www.netsoltech.com/sec/netsol_definitive_proxy_meeting_08-06-2012.pdf;
 http://www.netsoltech.com/sec/NetSol_10K_6-30-11_Final_9-15-11__FS_6-30-11_Final_9-15-11.pdf

Q:	What are NetSol shareholders being asked to vote on at the annual shareholder meeting?

A:	You will vote on:

•	Item 1: The election of five directors to serve until the next annual meeting of shareholders;

•	Item 2: Ratifying (non-binding) the selection of Kabani & Company LLP as the Company’s independent auditor for fiscal year ending June 30,2012;

•
Item 3: To consider and vote upon a grant of authority to the Board of Directors of the Company to amend the Company’s articles of incorporation to implement a reverse split of the Company’s equity securities ratio being between 1:5-1:15.

•
Item 4: To grant authority to the Company to amend the articles of incorporation of the Company to increase the authorized shares of common stock from 95,000,000 to 145,000,000 (preferred shares stay at 5,00,000).

Q:	How Many Shares Must be Represented In Order to Transact Business at the Annual Meeting?

A:
 A quorum is the number of shares that must be represented, in person or by proxy, in order to transact business at the Annual Meeting.  We will have a quorum and be able to conduct business at the Annual Meeting if a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.  Abstentions will be included in the calculation of the number of shares considered to be present for purposes of determining whether a quorum is present.

Q:	How Many Votes Are Required to Approve a Proposal?

A:
If a quorum is present, the vote of a majority of votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors is required to elect directors.  The vote of a majority of the votes cast is required to ratify the selection of our independent registered public accounting firm, to approve the proposal to adjourn the Annual Meeting, to approve the amendment of our Articles of Incorporation to implement a reverse split and to approve the amendment of our Articles of Incorporation to increase in authorized stock.

Q:	What is a Broker Non-Vote?

A:
Under the rules that govern nominees who have record ownership of shares that are held in “street name” for account holders (who are the beneficial owners of the shares), nominees typically have the discretion to vote such shares on routine matters, but not on non-routine matters. If a nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item, a “broker non-vote” occurs.

Q:           What are the benefits to providing the Board of Directors with the discretion to conduct a reverse split?

A:
The Company has been listed on Nasdaq Capital Market since 1999.  Nasdaq Capital Market rules include conditions of continued listing on the Capital Market.  One such requirement is a minimum share price of $1.00.  During the calendar year 2009, our share price has ranged from a low of $.25 to a high of $1.27.  On March 22, 2010, the Company received a notice from NASDAQ of failure to comply with a continued listing rule, specifically the minimum bid price of NASDAQ Listing Rule 5550(a)(2).  The Company has a grace period of 180 calendar days, or until August 27, 2012, in which to regain compliance.   Compliance is regained when the Company meets or exceeds the minimum bid price for a period of 10 consecutive trading days.

The Company believes that a potential benefit of a reverse stock split would be a corresponding increased share price.  An increased share price could assist in maintaining a price well above the minimum price, could assist in returning our stock price to a level that we believe is more reflective of our Company’s value and may also meet investing guidelines for certain institutional investors and investment funds that are currently prevented under their guidelines from investing in our common stock at current price levels.  A higher price could reduce shareholder transaction costs in that many investors pay commissions based on the number of shares traded when they buy or sell our stock.  If our stock prices were higher, these investors would pay lower commissions to trade a fixed dollar amount of our stock than they would if our stock price was lower.

Further, the Company believes that an increase in the per-share price of the Common Stock may enhance the Company's ability to attract new customers. The Company also believes that an increase in the per-share price may encourage additional investor interest in the Company by allowing for a broader range of investors to purchase the Common Stock. Many institutional investors and investment funds may be reluctant to invest, and in some cases prohibited from investing, in lower-priced stocks.

Q:	What are the risks associated with conducting a reverse split?

A:
If the reverse split is implemented, the resulting per share price may not rise to a level commensurate with the reverse split ratio.  If this were to occur, total market capitalization and shareholder value could decrease.

Q:	What effect will the Reverse Split have on our issued and outstanding shares of common and preferred stock?

A:
If the Reverse Split is approved by our stockholders and implemented by the board of directors, we will exchange one new share for a number of outstanding shares to be determined when our Board of Directors selects from the proposed reverse split range:  1 for 5 through 1 for 15.  When the Reverse Split becomes effective, the number of our authorized and outstanding shares will be reduced proportionately to the selected reverse split ratio, but we expect that the value of each share will increase by that same ratio. We will not issue fractional shares, but will instead round up to the next whole share.  The Reverse Split is not expected to impact the market value of our Company as a whole.

Q:	How will the Reverse Split impact our Company’s stock option plans and agreements?

A:
All common stock reserved for issuance pursuant to our Company’s stock option plan or agreements will be reduced by the selected reverse split ratio and then exercise price will be increased by the same ratio.

Q:	What are the mechanics of the Reverse Split?

A:	Assuming the Reverse Split is approved by our shareholders, this is how it will work:

If your shares are held in “street name”- that is through a brokerage firm, bank, dealer or other similar organization- the number of shares you hold will automatically be adjusted to reflect the Reverse Split.

If your shares are registered directly in your name with our transfer agent and your shares are held in book-entry from (i.e. your shares are not represented by a physical stock certificate), the number of shares you hold will automatically be adjusted to reflect the Reverse Split.

If your shares are registered directly in your name with our transfer agent and your shares are held in certificated form (i.e. your shares are represented by one or more physical stock certificates), you will receive a new certificate representing post-split common stock from our transfer agent.

Q:	What is the effect on existing shares of common stock?

A:
The reverse stock split will not affect any stockholder's percentage ownership interest in the Company, except to the extent that the reverse stock split results in any of our stockholders owning fractional shares, as discussed further below.

Q:	Can our Board of Directors abandon the Reverse Split and proposed amendment to our articles of incorporation?

A:
While we intend to implement the Reverse Split as necessary to maintain our listing, our Board of Directors reserves the right, in its discretion, to abandon the Reverse Split at any time prior to filing the amendment to our articles of incorporation.

Q:	How will Fractional Shares be treated in a stock split?

A:
Stockholders will not receive fractional shares in connection with the reverse stock split. Instead, each stockholder of record entitled to a fractional share of NetSol Common Stock as a result of the reverse stock split will receive a cash payment in lieu of any fractional shares.  This can be calculated based on the last day of trading before the split is affected or any other designated day.

Q:	How does the reverse stock split affect trading of NetSol’s shares?

A:
 There is no impact on the actual trading of NetSol shares. They will continue to trade on the NASDAQ Capital Market without interruption. We expect that NASDAQ will append a “D” to our ticker symbol to indicate the completion of the reverse split for a period of 20 days “NTWKD”. In addition, our shares of common stock will also trade under a new CUSIP number as of the effective date of the split.

Q:	How can I change my vote?

A:	You can revoke your proxy prior to the close of voting at the Annual Meeting by:

•	Sending written notice of revocation to our Secretary at our executive offices;
•	Sending a signed proxy card bearing a later date to our Secretary; or
•	If you attend the Annual Meeting in person, by either giving notice of revocation to the Inspector(s) of Election at the Annual Meeting or by voting in person.

Q:	Does Anyone Solicit this Proxy and Who Will Pay the Expenses of Proxy Distribution?

A:
We will pay the expenses for the preparation of the proxy materials and the solicitation of proxies.  Our directors, officers or employees may solicit proxies on our behalf in person or by telephone, e-mail, facsimile or other electronic means.  These directors, officers and employees will not receive additional compensation for such services.  In accordance with the regulations of the United States Securities and Exchange Commission (the “SEC”), we may reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock.

Q:	What do I need to do now?

A:
First, carefully read this document in its entirety. Then, vote your shares by following the instructions from your broker, if your shares are held in “street name”, or by one of the following methods:

•	If you received these printed materials by mail, mark, sign, date and return your proxy card in the enclosed return envelope as soon as possible;

•	call the toll-free number on the proxy card and follow the directions provided;

•	go to the website listed on the proxy card and follow the instructions provided; or

•
attend the shareholder meeting and submit a properly executed proxy or ballot. If a broker holds your shares in “street name,” you will need to get a legal proxy from your broker to vote in person at the meeting.

Voting by phone or on the Internet has the same effect as submitting a properly executed proxy card.

Q:	What are my choices when voting?

A:	When you cast your vote on:
	•	Item 1: You may vote in favor of electing the nominees as directors or vote against one or more nominees or you may abstain from voting;

•	Item 2: You may cast your vote in favor of or against the proposal, or you may elect to abstain from voting your shares;
Item 3: You may cast your vote in favor of or against the proposal, or you may elect to abstain from voting your shares;
Item4: You may cast your vote in favor of or against the proposal or you may elect to abstain from your voting your shares.

If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of each director nominee and in favor of Proposals 2, 3 and 4.

Q.	Does the Board have a recommendation for voting?

A.	The Board unanimously recommends you vote your shares as follows:

Proposal 1 – “FOR” each of the persons nominated for election to the Board.

Proposal 2 – “FOR” ratification of the appointment of the Company’s independent registered public accounting firm.

Proposal 3 – “FOR” the granting the Board the authority to effectuate a reverse split of our common stock between 1:5-1:15 ratio and amend the articles of incorporation as needed.

Proposal 4- “FOR” the amendment of the articles of incorporation to increase the authorized capital stock of the Company from 95,000,000 to 145,000,000 shares of common stock and 5,000,000 preferred stock.

Q:	What if I abstain from voting?

A:
If your shares are represented at the annual meeting, in person or by proxy, but you abstain from voting on a matter, or include instructions in your proxy to abstain from voting on a matter, your shares will be counted for the purpose of determining if a quorum is present, but will not be counted as either an affirmative vote or a negative vote with respect to that matter. With respect to the items scheduled to be voted on at the meeting, abstentions will have no effect on the outcome of the vote on those proposals, assuming a quorum is present.

Q:	Who is eligible to vote?

A:
Holders of record of NetSol Technologies, Inc. common stock at the close of business on May 30, 2012 are eligible to vote at NetSol’s annual meeting of shareholders. As of that date, there were 75,047,355 shares of NetSol common stock outstanding held by 217 holders of record, a number that does not include beneficial owners who hold shares in “street name”.

Q:	How many shares are owned by NetSol’s directors and executive officers?

A:
On May 30, 2012, NetSol’s directors and executive officers beneficially owned 14,783,084 shares entitled to vote at the annual meeting, constituting approximately17.84% of the total shares outstanding and entitled to vote at the meeting.

Q:	Can I change my vote after I have mailed my signed proxy card or voted by telephone or electronically?

A:	Yes. If you have not voted through your broker, you can do this by:

•	calling the toll-free number on the proxy card at least 24 hours before the meeting and following the directions provided;

•	going to the website listed on the proxy card at least 24 hours before the meeting and following the instructions provided; or,
•	submitting a properly executed proxy prior to the meeting bearing a later date than your previous proxy; or

•	voting in person at the meeting, but simply attending the meeting will not, in and of itself, revoke a proxy.

If you voted through your broker, please contact your broker to change or revoke your vote.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:
Yes, but only if you give your broker instructions. If your shares are held by your broker (or other nominee), you should receive this document and an instruction card from your broker. Your broker will vote your shares if you provide instructions on how to vote. If you do not tell your broker how to vote, your broker may vote your shares in favor of ratification of the auditor appointment but may not vote your shares on the election of directors or any other item of business. However, your broker is not required to vote your shares if you do not provide instructions.

Q:	Can I attend the shareholder meeting even if I vote by proxy?

A:	Yes. All shareholders are welcome to attend and we encourage you to do so.

Q:	Why did I receive more than one proxy card?

A:	You may receive multiple cards if you hold your shares in different ways (e.g. joint tenancy, in trust or in custodial accounts). You should vote on every proxy card that you receive.

Q:	Are there Dissenters’ Rights?

A:	Under Nevada law, stockholders are not entitled to dissenters’ rights of appraisal with respect to the proposed amendment to the articles of incorporation of our Company authorizing the Reverse Split.

Q:	What is the Effect on Registered and Beneficial Shareholders upon a Reverse Split?

A:
Upon the Reverse Split, we intend to treat stockholders holding stock in “street name,” through a bank, broker or other nominee in the same manner as stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Split for their beneficial owners for whom they hold stock in “street name.” However, such banks, brokers or other nominees may have procedures different from those pertaining to registered stockholders for processing the Reverse Split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Q:	What is the Effect on Registered “Book-entry” Stockholders

A:
Our registered stockholders may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of the stock. These stockholders are, however, provided with a statement reflecting the number of shares registered in their accounts. If you hold shares in book-entry form, you do not need to take any action to receive your post-reverse split shares. A transaction statement will automatically be sent to your address of record indicating the number of shares you hold.

Q:	Who pays the cost of proxy solicitation?

A:
NetSol pays the cost of soliciting proxies. We have hired D.F. King & Co., Inc. to solicit proxies for this meeting and we will pay their fees, estimated to be $6,500, excluding costs. Proxies will be solicited by mail, telephone, facsimile, e-mail and personal contact. We may reimburse brokers and other nominee holders, for their expenses in sending proxy material and obtaining proxies. In addition to solicitation of proxies by mail, our officers and employees may solicit proxies in person or by telephone, fax, e-mail or letter, without extra compensation.

Q:	Are there any rules regarding admission to the annual meeting?

A:
Yes. You are entitled to attend the annual meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our shareholders on the record date. Before we will admit you to the meeting, we must be able to confirm:

•	Your identity by reviewing a valid form of photo identification, such as a driver’s license; and

•	You were, or are validly acting for, a shareholder of record on the record date by:

•	verifying your name and stock ownership against our list of registered shareholders, if you are the record holder of your shares;

•	reviewing other evidence of your stock ownership, such as your most recent brokerage or bank statement, if you hold your shares in street name; or your most recent plan statement; or

•
reviewing a written proxy that shows your name and is signed by the shareholder you are representing, in which case either the shareholder must be a registered shareholder or you must have a brokerage or bank statement for that shareholder as described above.

If you do not have proof that you owned, or are legally authorized to act for someone who owned, shares of our common stock on the record date, you will not be admitted to the meeting.

At the entrance to the meeting, we will verify that your name appears in our stock records or will inspect your brokerage or bank statement, or proof of ownership and any written proxy you present as the representative of a shareholder. We will decide whether the documentation you present for admission to the meeting meets the requirements described above. The annual meeting will begin at 4:00 p.m., local time. Please allow ample time for the admission procedures described above.

Q:	Where do I get more information?

A:	If you have questions about the meeting or submitting your proxy, or if you need additional copies of this document or the proxy card, you should contact the following:

Patti L. W. McGlasson	Richard H. Grubaugh
General Counsel &	Senior Vice President
Secretary	D.F. King & Co., Inc.
NetSol Technologies, Inc.	48 Wall Street
Legal Department	New York, NY 10005
24025 Park Sorrento	(800) 735-3591
Suite 410	(646) 378-4186
Calabasas, CA 91320
(818) 222-9195

ANNUAL MEETING BUSINESS

PROPOSAL 1

ELECTION OF DIRECTORS

NetSol’s articles of incorporation and bylaws provide that directors are elected to serve a one-year term of office, expiring at the next annual meeting of shareholders. Our articles of incorporation establish up to nine directors, with the exact number to be fixed from time to time by resolution of the board of directors.

Directors are elected by a majority of votes, which means that the nominees receiving the most votes will be elected. Shareholders are not entitled to cumulate votes in the election of directors. In determining the votes cast for the election of a director, abstentions and broker non-votes are excluded. The Corporate and Governance Committee considers the offer of resignation and recommends to the board whether to accept it. The policy requires the board to act on the Corporate and Governance Committee’s recommendation within 90 days following the shareholder meeting. Board action on the matter requires the approval of a majority of the independent directors.

The board of directors has nominated the following directors for election to one-year terms that will expire at earlier of their removal or replacement or at the 2012 annual meeting:

Najeeb Ghauri
Naeem Ghauri
Shahid J. Burki
Eugen Beckert
Mark Caton

Each of the nominees was elected to serve on the board at the 2011 annual meeting and currently serves as a director of  NetSol Technologies, Inc. The individuals appointed as proxies intend to vote “FOR” the election of the nominees listed above. If any nominee is not available for election, the individuals named in the proxy intend to vote for such substitute nominee as the board of directors may designate. Each nominee has agreed to serve on the board and we have no reason to believe any nominee will be unavailable.

For the biography of each nominee, please refer to page 32 of this Proxy and for Director Compensation please refer to page 30of this Proxy.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PROPOSAL 2
 RATIFICATION OF APPOINTMENT OF KABANI & COMPANY, INC. AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2012

Ratification of Auditor Appointment

The Audit and Compliance Committee has selected the firm of Kabani & Company (“Kabani”), the Company’s independent auditors for the year ended June 30, 2011, to act in such capacity for the fiscal year ending June 30, 2012, and recommends that shareholders vote in favor of ratification of such appointment. There are no affiliations between the Company and Kabani, its partners, associates or employees, other than those which pertain to the engagement of Kabani in the previous year (i) as independent auditors for the Company and (ii) for certain consulting services. Kabani has served as the Company’s independent auditor since 2002.

Audit Fees

Kabani & Co. audited the Company’s financial statements for the fiscal years ended June 30, 2011 and June 30, 2010. The aggregate fees billed by Kabani & Co. for the annual audit and review of financial statements included in the Company’s Form 10 or services that are normally provided by Kabani & Company that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the year ended June 30, 2011 was $182,744 and for the year ended June 30, 2010 was $165,000.

Tax Fees

Tax fees for fiscal year 2011 were $15,000 and consisted of the preparation of the Company’s federal and state tax returns for the fiscal years 2010.  Tax fees for fiscal year 2010 were $15,000 and consisted of the preparation of the Company’s federal and state tax returns for the fiscal year 2009.

All Other Fees

There were no other fees billed by Kabani & Co. or services rendered to NetSol during the fiscal years ended June 30, 2011 and 2010, other than as described above.

 Pre-Approval Procedures

The Audit Committee and the Board of Directors are responsible for the engagement of the independent auditors and for approving, in advance, all auditing services and permitted non-audit services to be provided by the independent auditors. The Audit Committee maintains a policy for the engagement of the independent auditors that is intended to maintain the independent auditor’s independence from NetSol. In adopting the policy, the Audit Committee considered the various services that the independent auditors have historically performed or may be needed to perform in the future. The policy, which is to be reviewed and re-adopted at least annually by the Audit Committee:

(i)
Approves the performance by the independent auditors of certain types of service (principally audit-related and tax), subject to restrictions in some cases, based on the Committee’s determination that this would not be likely to impair the independent auditors’ independence from NetSol;

(ii)	Requires that management obtain the specific prior approval of the Audit Committee for each engagement of the independent auditors to perform other types of permitted services; and,

(iii)	Prohibits the performance by the independent auditors of certain types of services due to the likelihood that their independence would be impaired.

Any approval required under the policy must be given by the Audit Committee, by the Chairman of the Committee in office at the time, or by any other Committee member to whom the Committee has delegated that authority. The Audit Committee does not delegate its responsibilities to approve services performed by the independent auditors to any member of management.

The standard applied by the Audit Committee in determining whether to grant approval of an engagement of the independent auditors is whether the services to be performed, the compensation to be paid therefore and other related factors are consistent with the independent auditors’ independence under guidelines of the Securities and Exchange Commission and applicable professional standards. Relevant considerations include, but are not limited to, whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of NetSol’s financial statements; whether the independent auditors would be functioning in the role of management or in an advocacy role; whether performance of the service by the independent auditors would enhance NetSol’s ability to manage or control risk or improve audit quality; whether performance of the service by the independent auditors would increase efficiency because of their familiarity with NetSol’s business, personnel, culture, systems, risk profile and other factors; and whether the amount of fees involved, or the proportion of the total fees payable to the independent auditors in the period that is for tax and other non-audit services, would tend to reduce the independent auditors’ ability to exercise independent judgment in performing the audit.

Shareholder approval of the selection of Kabani as our independent auditors is not required by law, by our bylaws or otherwise. The Sarbanes-Oxley Act of 2002 requires the Audit and Compliance Committee to be directly responsible for the appointment, compensation and oversight of the audit work and the independent auditors. The Committee will consider the results of the shareholder vote on this proposal and, in the event of a negative vote, will reconsider its selection of Kabani. However, the Audit and Compliance Committee is not bound by the shareholder vote.

Even if Kabani’s appointment is ratified by the shareholders, the Audit and Compliance Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its shareholders. A representative of Kabani  is expected to be available via telephonic conference in the event of any appropriate questions arise at the meeting.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF KABANI AS INDEPENDENT AUDITOR.

PROPOSAL 3
TO GRANT AUTHORITY TO THE BOARD OF DIRECTORS OF THE COMPANY TO AMEND OUR ARTICLES OF INCORPORATION FOR THE PURPOSES OF EFFECTING A REVERSE STOCK SPLIT OF OUR COMMON STOCK, IN ITS SOLE DISCRETION AND THE SPECIFIC RATIO OF THE REVERSE STOCK SPLIT, PROVIDED THAT SUCH RATIO IS BETWEEN 1:5-1:15.

Board Has Discretion to Implement the Reverse Split

If the Reverse Split is approved by our stockholders, it will be affected, if at all, only upon a determination by our Board of Directors that a Reverse Split is in the best interests of our stockholders.  Notwithstanding approval of the Reverse Split by our stockholders, our Board of Directors may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Nevada not to affect the Reverse Split as permitted under Section 78.207 of the Nevada Revised Statutes.

Immediate Reasons for the Reverse Stock Split Amendment

Our shares of common stock are currently listed on the NASDAQ Capital Market (“NASDAQ”).  Continued listing rules of NASDAQ consist of a number of criteria, including, but not limited to: public float, minimum share price, number of shareholders, market capitalization net income and other factors. During the calendar year 2009, our share price has ranged from a low of $.25 to a high of $1.27. On March 22, 2010, the Company received a notice from NASDAQ of failure to comply with a continued listing rule, specifically the minimum bid price of NASDAQ Listing Rule 5550(a)(2).  The Company has a grace period of 180 calendar days, or until August 27, 2012, in which to regain compliance.   Compliance is regained when the Company meets or exceeds the minimum bid price for a period of 10 consecutive trading days.

While we are hopeful that our share price will be at or above the $1.00 minimum price, the current trend suggests that we should be prepared in the event of a dip in the share price.  A Reverse Split is designed to enable us to meet NASDAQ’s minimum bid price requirement.  However, we cannot assure you that should we receive a notice of deficiency that the Reverse Split will have the desired result on the minimum price for a period sufficient to maintain the listing.

Our Board believes that the continued listing of our common stock on the NASDAQ Capital Market is in the best interests of our shareholders. If our common stock was delisted from the NASDAQ Capital Market, trading, if any, in our securities may then continue to be conducted in the over-the-counter market on the OTCBB or in the “pink sheets”. In this case, we could face significant material adverse consequences, including:

●	the issuance of our securities may require compliance with the individual securities laws or blue sky laws of several states. Compliance with blue sky laws may be time consuming and costly;

●	a limited availability of market quotations for our securities;

●
the determination that our common stock is “penny stock,” which would require brokers trading in our common stock to adhere to more stringent rules and possibly resulting in a reduced level of trading activity in the secondary trading market for our common stock;

●	the potential delisting from NasdaqDubai, as the Dubai listing is subject to a primary listing on the NASDAQ Capital Market;

●	a decrease in the amount of news and analyst coverage for us;

●	a decreased ability to issue additional securities or obtain additional financing in the future; and,

●	a decreased ability of our security holders to sell their securities in certain states.

The text of the form of proposed Articles of Incorporation authorizing the stock split is attached to this Proxy Statement as Annex A. If our stockholders approve this Proposal No. 3, we expect to file the Amendment of Articles of Incorporation with the Secretary of State of the State of Nevada as soon as practicable following stockholder and Board of Director approval. Upon filing of the Amendment to Articles of Incorporation with the Secretary of State of the State of Nevada, the first sentence of the Third Article of our Amendment will read as follows:

"THREE: The Corporation shall be authorized to issue [              ] 1shares of capital stock of which [                ] shares shall be shares of Common stock, $.001 par value (“Common Stock”) and 5,000,000 shares shall be shares of Preferred Stock, $.001 par value (“Preferred Stock”).  The board of directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issuance of all or any shares of Stock in one or more series, and to fix for each such series such voting powers, full of limited or no voting powers, and such designations, preferences and relative and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series and as may be permitted by the Nevada Revised Statutes (as amended from time to time, the “NRS”), including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at any time or times and at such price or prices (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series, (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, or classes or any other series, (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of the Corporation; (vi) entitled to vote separately or together with any other series or class of stock of the Corporation; or (v) convertible into or exchangeable for shares of any other class or classes of stock or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such adjustments; all as may be stated in such resolution or resolutions.”

3.           The foregoing amendment was duly adopted in accordance with the provisions of Section 78.390 and 78.209 of the NRS.  The total number of shares voting at our annual meeting of shareholders held on August ___, 2012, was _____ of which shares voted in favor of the Amendment exceeding the vote required by more than _____ percent.

4.           Effective as of 5:00 P.M., pacific standard time, on the date this Certificate of Amendment to the Amended Articles of Incorporation is filed with the Secretary of State of the State of Nevada (the “Effective Time”), upon on this Effective Time, every ___ (__) shares of the Corporation’s common stock, par value $0.001 per share (Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one share of common stock, par value $0.001, of the Corporation (the “New Common Stock”).

5.           Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued to the holders of records of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock.  In lieu thereof, the aggregate of all fractional shares shall be issued to American Stock Transfer and Trust Company, the transfer agent, as agent for the accounts, of al holders of records of Old Common Stock otherwise entitled to have a fraction of a shares issued to them.  The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Time on the a basis of prevailing market prices of the New Common Stock of the NASDAQ Stock Exchange at the time of sale.  After such sale and upon holders of record their pro rata shares of the proceeds derived from the sale of the fractional shares.

6.           Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective date automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above), provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall received, upon surrender of such certificate, a new certificate representing the number of whole shares of new Common Stock into which the shares of Old Common Stock represented by such certificates shall have been reclassified, as well as any cash in lieu of fractional shares on New Common Stock to which such holders may be entitled pursuant to the immediately preceding paragraph.”

Effects of the Reverse Split

Under the Reverse Split, the existing shares of our common (“Old Stock”) would be combined into new shares of our common stock (“New Stock”), at an exchange ratio ranging from 1-for-5 to 1-for-15, with the exchange ratio to be determined by our Board of Directors. This means you would receive one new share of New Stock for each five to 15 shares of Old Stock that you currently hold, depending on the ratio selected by our Board of Directors.

________________________
1 The number of shares of the Company’s total authorized common stock would be decreased on the proportionate basis assuming that the Company’s Board of Directors elects to effectuate the stock split, which proportionate decrease will be based on the number of shares of common stock authorized at the time the Board of Directors elects to affect the stock split.

After the effective date of the Reverse Split, each common shareholder would own a reduced number of shares of common stock. However, the Reverse Split would affect all stockholders uniformly and would not affect any shareholder’s proportionate equity interests in our Company. Shareholders who would otherwise receive a fractional share of New Stock as a result of the Reverse Split will receive the next higher number of whole shares.

The Reverse Split would also reduce the number of shares of common stock available for issuance under our Company’s stock option plan in proportion to the exchange ratio selected by our Board of Directors. With respect to outstanding stock options to purchase shares of the Old Stock, the Reverse Split would effect a reduction in the number of shares subject to such outstanding stock options in accordance with the exchange ratio of the Reverse Split and would affect a proportionate increase in the exercise price of such outstanding stock options. In connection with the Reverse Split, the number of shares of common stock issuable upon exercise of outstanding stock options would be rounded up to the nearest whole share.

Further Reasons for the Reverse Split

Increase our Common Stock Price to a Level More Appealing for Investors

We believe that the Reverse Split could enhance the appeal of our common stock to the financial community, including institutional investors and the general investing public. We believe that a number of institutional investors and investment funds are reluctant to invest in companies with relatively low per share values. We believe that the reduction in the number of issued and outstanding shares of our common stock effected by the Reverse Split, together with the anticipated increased stock price immediately following and resulting from the Reverse Split, may promote a broader market for our common stock than that which currently exists.

We cannot assure you that all or any of the anticipated effects on the trading market for our common stock will occur. Our Board of Directors cannot predict with certainty what effect the Reverse Split will have on the market price of our common stock, particularly over the longer term. Some investors may view a Reverse Split negatively, which could result in a decrease in our market capitalization. Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares.

Federal Income Tax Consequences

The following summary of the federal income tax consequences of the Reverse Split is based on current law, including the Internal Revenue Code of 1986, as amended (the “Code”), and is for general information only. The tax treatment of a shareholder may vary depending upon the particular facts and circumstances applicable to such shareholder. Certain shareholders, including insurance companies, tax-exempt organizations, financial institutions, broker-dealers, non-resident aliens, foreign corporations and persons who do not hold our Company’s shares as a capital asset, may be subject to special rules not discussed below.

EACH STOCKHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE SPLIT, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX AND OTHER LAWS.

The receipt of shares of New Stock in the Reverse Split will be a nontaxable transaction to holders of Old Stock under the Code for federal income tax purposes. Consequently, a stockholder receiving shares of New Stock will not recognize either gain or loss, or any other type of income, with respect to shares of New Stock received as a result of the Reverse Split. In addition, the aggregate tax basis of such stockholder’s shares of Old Stock prior to the Reverse Split will carry over as the tax basis of the stockholder’s shares of New Stock. Each stockholder will be required to allocate tax basis in shares of Old Stock ratably among the total number of shares of New Stock owned following the Reverse Split. The holding period of the shares of New Stock will also include the holding period during which the stockholder held Old Stock if the Old Stock was held as a capital asset on the effective date of the Reverse Split.

Effect on Registered Certificated Shares

Some of our registered stockholders hold all their shares in certificate form or a combination of certificate and book-entry form. If the Reverse Split is implemented, stockholders holding certificated shares will be sent new certificates by our transfer agent representing shares owned of New Stock. As soon as practicable after the effective date of the Reverse Split, our transfer agent will send a transmittal letter to each stockholder advising such holder of the procedure for surrendering old certificates upon receipt of their new certificates.

 YOU SHOULD NOT SEND YOUR OLD CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU HAVE RECEIVED THE LETTER OF TRANSMITTAL FROM OUR TRANSFER AGENT.

Treatment of Fractional Shares

No fractional shares of Common Stock will be issued as a result of the Reverse Split. Instead, stockholders who otherwise would be entitled to receive a fractional share of Common Stock as a consequence of the Reverse Split, upon surrender to the exchange agent of the certificates representing such fractional shares, will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sale price of our Common Stock on the business day immediately preceding the effective date of the Reverse Split as reported on the NASDAQ Capital Market by (ii) the number of shares of our Common Stock held by the stockholder that would otherwise have been exchanged for the fractional share interest.

Effect of the Reverse Stock Split on Options, Restricted Stock Units and Warrants

The number of shares of Common Stock subject to our outstanding options, restricted stock units, and warrants will automatically be reduced in the same ratio as the Reverse Split.  The per share exercise price of those options and warrants will also be increased in direct proportion to the Ratio, so that the aggregate dollar amount payable for the purchase of the stock subject to the options and warrants will remain unchanged.  For example, assume that an option holder has options to purchase 1,000 shares at an exercise price of $1.00 per share.  When the Reverse Split is effective, the number of shares subject to that option would be reduced to 200 to 67 shares depending on the Ratio, and the exercise price would be proportionately increased to $5.00 to $15.00 per share depending on the Ratio.  In connection with the Reverse Split, the number of shares of Common Stock issuable upon exercise or conversion of outstanding stock options, restricted stock units, and warrants will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.  In addition, the proposed Reverse Split will reduce the number of shares of Common Stock available for future issuances under our 2011 Stock Award Incentive Plan, 2008 Stock Award and Incentive Plan, 2006 Stock Award and Incentive Plan, 2004 Stock Incentive Plan, and 1999 Stock Incentive Plan in proportion to the Ratio and will result in a adjustment to the option price for those options already issued under these plans.

Risks Associated with the Reverse Split

Stockholders should note that the effect of the Reverse Split, if any, upon the market price for our common stock cannot be accurately predicted. In particular, we cannot assure you that prices for shares of our common stock after the Reverse Split will be 5 to 15 times, as applicable, the prices for shares of our common stock immediately prior to the Reverse Split. The market price of our common stock may also be affected by other factors which may be unrelated to the Reverse Split or the number of shares outstanding. Furthermore, even if the market price of our common stock does rise following the Reverse Split, we cannot assure you that the market price of our common stock immediately after the proposed Reverse Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Split negatively, we cannot assure you that the Reverse Split will not adversely impact the market price of our common stock.

While we aim that the Reverse Split will be sufficient to maintain our listing on NASDAQ, it is possible that, even if the Reverse Split results in a bid price for our common stock that exceeds $1.00 per share, we may not be able to continue to satisfy the other criteria for continued listing of our common stock on NASDAQ. To continue to have our common stock eligible for continued listing on NASDAQ, we would also need to satisfy additional criteria under at least one of three standards. Under Equity Standard Listing Rules, these criteria require, in addition to the minimum bid price, that:

●	we have stockholders’ equity of at least $2.5 million;
●
our public float must consist of at least 500,000 shares with a market value of at least $1 million (public float   defined under  NASDAQ’s rules as the shares held by persons other than officers, directors and beneficial owners of greater than 10% of our total outstanding shares);

●	there be at least 300 stockholders;
●	there be at least two market makers for our common stock; and
●	we comply with certain corporate governance requirements.

We believe that we will satisfy all of these listing criteria; however, we cannot assure you that we will be successful in continuing to meet all requisite continued listing criteria.

We believe that the Reverse Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Split, particularly if the share price does not increase as a result of the Reverse Split.

Finally, if the Reverse Split is implemented, some stockholders may consequently own less than 100 shares of common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares following the Reverse Split may be required to pay higher transaction costs if they sell their shares in the Company.

Anti-takeover effects of a Reverse Split

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism.  We are also seeking to amend our Articles of Incorporation to provide for 145,000,000 shares of common stock.  The Reverse Split, if affected, will result in a decrease in the number of authorized shares of common stock from 19,000, 000 to 6,333,333 million depending upon the reverse ratio between 1:5 to 1:15.  This amendment in the articles of incorporation to increase the number of authorized shares may result in a relative increase in the number of authorized but unissued shares of our common stock vis-à-vis the outstanding shares of our common stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our Board. A relative increase in the number of authorized shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. A relative increase in our authorized shares could potentially deter takeovers, including takeovers that our Board has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Reverse Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. However, the Board is not aware of any attempt to take control of our business and the Board has not considered the Reverse Split to be tool to be utilized as a type of anti-takeover device.

Vote Required

The Nevada General Corporation Law provides an outline of the scope of the amendments of our Articles of Incorporation. This includes the amendments discussed herein. The Nevada General Corporation Law provides that proposed amendments must first be adopted by the Board and then submitted to stockholders for their consideration and must be approved by a majority of the outstanding voting securities.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO GRANT TO THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY TO AFFECT THE REVERSE STOCK SPLIT AND SHARE REDUCTION. IF THE PROXY IS EXECUTED AND RETURNED AND NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE PROPOSAL.

PROPOSAL 4
TO APPROVE AMENDMENTS TO NETSOL’S AMENDED ARTICLES OF INCORPORATION, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF NETSOL’S COMMON STOCK FROM 95,000,000 SHARES TO 145,000,000 SHARES (ON A PRE-SPLIT BASIS).

Our Board is requesting stockholder approval of amendment to our Restated Articles of Incorporation, to increase the number of authorized shares of our common stock from 95,000,000 shares to 145,000,000 shares (on a pre-split basis) 5,000,000 Preferred Shares remain the same for a total of 150,000,000. On May 18, 2012, the Board adopted resolutions declaring the foregoing amendment advisable and directing that the amendment be submitted to a vote of the stockholders at the Annual Meeting.

The text of the form of proposed Restated Articles of Incorporation increasing the number of authorized shares of our common stock from 95,000,000 shares to 145,000,000 shares (on a pre-split basis) is attached to this Proxy Statement as Annex A. If our stockholders approve this Proposal No. 4, we expect to file the Restated Amendment of Articles of Incorporation with the Secretary of State of the State of Nevada as soon as practicable following stockholder approval. Upon filing of the Restated Articles of Amendment with the Secretary of State of the State of Nevada, the first sentence of the Second Article of our Amendment will read as follows:

“THREE: The Corporation shall be authorized to issue 150,000,000 shares of capital stock of which 145,000,000 shares shall be shares of Common stock, $.001 par value (“Common Stock”) and 5,000,000 shares shall be shares of Preferred Stock, $.001 par value (“Preferred Stock.”).

Our Amended Articles currently authorizes the issuance of up to 100,000,000 shares of capital stock, consisting of 95,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. An increase in the number of authorized shares of our common stock to 150,000,000 shares will increase our total authorized capitalization to 145,000,000 shares of capital stock, which includes our previously authorized 5,000,000 shares of preferred stock.

Of the 100,000,000 shares of our common stock currently authorized, as of the close of business on May 30, 2012, there were 75,047,355 shares of common stock outstanding. In addition to the 75,047,355 shares of common stock outstanding on May 30, 2012, an aggregate of 1,700,000, shares were reserved for issuance under the 2011 Plan, an aggregate of 22,904 shares were reserved for issuance pursuant to outstanding warrants and an aggregate of 3,643,432 shares were reserved for issuance pursuant to our outstanding convertible notes as of that date.

The Board has approved the proposed increase in authorized common stock for the primary purpose of bringing our capital structure in line with those of similarly situated companies with respect to shares of common stock available for issuance as a percentage of total authorized shares. Although, at present, the Board has no immediate plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval. These purposes may include raising capital; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes. If this Proposal No. 4 is not approved by our stockholders, it is possible that our financing and business development alternatives may be limited by the lack of unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In short, if our stockholders do not approve this Proposal No. 4, we may not be able to access the capital markets, complete corporate collaborations or partnerships, and pursue other business opportunities integral to our growth and success.

The additional common stock to be authorized by stockholder approval of this Proposal No. 4 would have rights identical to the currently outstanding shares of our common stock. Approval of this Proposal No. 4 and issuance of the additional authorized shares of common stock would not affect the rights of the holders of currently outstanding shares of our common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of any earnings per share and voting rights of current holders of common stock. The additional shares of common stock authorized by the approval of this Proposal
 No. 4 could be issued by the Board without further vote of our stockholders except as may be required in particular cases by our  Amended Articles of Incorporation, applicable law, regulatory agencies or the NASDAQ listing standards. Under our Amended Articles of Incorporation, stockholders do not have preemptive rights to subscribe to additional securities that we may issue, which means that current stockholders do not have a prior right there under to purchase any new issue of common stock in order to maintain their proportionate ownership interests in NetSol.

Once Proposal No. 4 is passed by the stockholders, the Board of Directors have the authority to increase the number of authorized shares of stock of the Company and that increase is not conditioned upon the reverse split discussed in Proposal No. 3.

The proposed amendment to our Amendment of Articles of Incorporation to increase the number of authorized shares of our common stock could, under certain circumstances, have an anti-takeover effect. The additional shares of common stock that would become available for issuance if this Proposal No. 4 is approved could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management. For example, without further stockholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any attempts directed at us), stockholders should be aware that approval of this Proposal No. 4 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Your board unanimously recommends a vote “FOR” the amendment of our articles of incorporation to increase the number of authorized shares of capital stock from 100,000,000 shares to 150,000,000 for the following reasons:

● Provides necessary flexibility in our corporate planning in responding to developments in our business, including possible financing and acquisition transactions, common stock splits or dividends and for other general corporate purposes,

● No current plan to issue additional shares, but it is important for management to have additional capital stock available in order to address new initiatives without undue delay or cost.

Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This document contains forward-looking statements about Umpqua that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These statements may include statements regarding business strategies, management plans and objectives for future operations. All statements other than statements of historical fact are forward-looking statements. You can find many of these statements by looking for words such as “anticipates,” “expects,” “believes,” “estimates” and “intends” and words or phrases of similar meaning. Forward-looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the control of NetSol. Risks and uncertainties include, but are not limited to:

•	Competitive market pricing factors for compensation and benefits;

•	Changes in legal or regulatory requirements; and

•	The ability to recruit and retain certain key management and staff.

There are many factors that could cause actual results to differ materially from those contemplated by these forward-looking statements.. NetSol does not intend to update these forward-looking statements. You should consider any written or oral forward-looking statements in light of this explanation, and we caution you about relying on forward-looking statements.

CORPORATE GOVERNANCE, BOARD OF DIRECTORS, COMMITTEES

BOARD MEETINGS AND BOARD COMMITTEES

Nomination of Directors:

The board is responsible for nominating members to the board and for filling vacancies on the board that may occur between annual meetings of shareowners, in each case based upon the recommendation of the nominating and corporate governance committee. The committee seeks input from other board members and senior management to identify and evaluate nominees for director. The committee may hire a search firm or other consultants. The committee will consider nominees recommended by shareowners for election to the board provided the names of such nominees, accompanied by relevant biographical information, and relevant information about the shareowner submitting the nominee, are provided in writing to our secretary in accordance with the requirements of our bylaws.  Messrs. Najeeb Ghauri and Naeem Ghauri are brothers.

Director Independence:

The Common Stock is listed and traded on the NASDAQ Capital Market. The corporate governance rules of the NASDAQ
Capital Market requires that a majority of the Board consist of directors who are "independent" of the Company. The Board has determined each of the following directors and nominees for director qualify as "independent" in accordance with Rule 5605(a)(2)(A) and (B) of the  NASDAQ listing standards for determining independence;  Messrs. Mark Caton, Shahid J. Burki, Eugen Beckert and Alex Shakow.

Board of Directors Meetings:

During the fiscal year ended June 30, 2011, the Board of Directors of the Company met or acted by written consent two times and held two special meetings in addition to the annual meeting with 100 % attendance by all directors.  The Company requests that all board members attend annual meetings of the board.  All members were present at the last annual meeting of the board.

Board Committees:

The Board of Directors of the Company has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.  The charters for the Audit, Compensation and Nominating and Corporate Governance Committees are posted on the Company’s web site at  www.netsoltech.com  (select “About Us” then “Corporate Governance” and finally, the desired committee charter).  All committee members are appointed by the Board of Directors.  The Audit Committee met three times, the Compensation Committee met four times, and the Nominating and Corporate Governance Committee met one time during fiscal year 2011.

The table below provides the current membership for each of the committees and the number of meetings held by each committee during Fiscal Year 2011.

Nominating
and Corporate
	Audit		Compensation		Governance
Director	Committee		Committee		Committee

Najeeb Ghauri
Naeem Ghauri
Salim Ghauri
Shahid J. Burki (I)	X	(C)	X		X
Eugen Beckert (I)	X		X		X	(C)
Mark Caton (I)	X		X	(C)	X
Alex Shakow (I)	X		X		X

(I)	Denotes an independent director.
(C)	Denotes the Chairperson of the committee.

Audit Committee.   The Audit Committee is comprised of Messrs. Burki (Chairman), Beckert, Shakow and Caton, all of whom are independent within the meaning of NASDAQ listing standards and Rule 10A-3(b) under the Securities Exchange Act of 1934 (“34 Act”).    The Audit Committee met three times during fiscal 2011.  The Audit Committee was established by the Board for the purpose of overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and reviewing the financial reports and other financial information provided by the Company to any governmental body or the public and the Company’s systems of internal controls regarding finance, accounting, legal compliance, and ethics. Its primary duties and responsibilities are to: (i) serve as an independent and objective party to monitor the Company’s financial reporting process, audits of the Company’s financial statements, and the Company’s internal control system and (ii) appoint from time to time, evaluate, and, when appropriate, replace the registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, determine the compensation of such “outside auditors” and the other terms of their engagement, and oversee the work of the outside auditors. The Company’s outside auditors report directly to the Audit Committee. The Audit Committee is also charged with establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and Kabani & Company, the Company’s independent auditors. Management is responsible for the preparation, presentation and integrity of  NetSol’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Kabani & Company is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

The Audit Committee has discussed with Kabani & Company the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and PCAOB Auditing Standard No. 2, “An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.” In addition, Kabani & Company has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, as amended, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with Kabani & Company their firm’s independence.

Audit Committee Financial Expert.

The Company has identified its audit chairperson, Mr. Shahid Javed Burki as its audit committee financial expert. Mr. Burki is an independent board member as the term is defined in the Nasdaq Listing Rules. Mr. Burki’s experience as Finance Minister of Pakistan, Chief Executive Officer of EMP Financial Advisors, his various roles at the World Bank, and his tenure as both a audit committee member and chair for the Company, provides him with an understanding of generally accepted accounting principles and financial reporting. Additionally, this experience provides an ability to assess the general application of accounting principles in connection with the accounting for estimates, accruals and reserves; experience analyzing financial statements that were comparable in the breadth and complexity of issues that can be reasonably expected to be raised by the Company’s financial statements; an understanding of internal control over financial reporting; and an understanding of audit committee functions.

Compensation Committee. The Compensation Committee is comprised of Messrs. Caton (Chairman), Shakow, Beckert and Burki all of whom are independent within the meaning of the NASDAQ listing standards and Rule 10A-3(b) under the 34 Act. The Compensation Committee met four times during the 2011 fiscal year. The primary function of the Compensation Committee is to assist the Board in fulfilling its oversight responsibilities relating to officer and director compensation. Its primary duties and responsibilities are to: (i) oversee the development and implementation of the compensation policies, strategies, plans, and programs for the Company’s executive officers and outside directors; (ii) review and determine the compensation of the executive officers of the Company; and (iii) oversee the selection and performance of the Company’s executive officers and succession planning for key members of the Company’s management. The Compensation Committee’s report is included below under “Compensation Discussion and Analysis”.

Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee is comprised of Messrs. Beckert (Chairman), Burki, Caton and Shakow all of whom are independent within the meaning of the NASDAQ listing standards and Rule 10A-3(b) under the 34 Act. Mr. Beckert is the Chairperson for the Committee.  This Committee met once during the 2011 fiscal year. The primary function of the Nominating Committee is to assist the Board in fulfilling its responsibilities with respect to Board and committee membership and shareholder proposals. Its primary duties and responsibilities are to: (i) establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board; and (ii) make recommendations regarding proposals and nominees for director submitted by stockholders of the Company.

The Nominating & Corporate Governance Committee will consider director nominees recommended by stockholders. A shareholder who wishes to recommend a person or persons for consideration as a Company nominee for election to the Board of Directors must send a written notice by mail to: Corporate Secretary, NetSol Technologies, Inc., 24025 Park Sorrento, Suite 410, Calabasas, CA, 91302 by fax to: 818-222-9197, that sets forth (i) the name of each person whom the shareholder recommends be considered as a nominee; (ii) a business address and telephone number for each nominee (an e-mail address may also be included) and (iii) biographical information regarding such person, including the person’s employment and other relevant experience. Shareholder considerations will only be considered if delivered or mailed and received at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of Stockholders;  provided, however,  that in the event that the annual meeting is called for a date that is not within sixty (60) days before or after such anniversary date, notice by the Stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, which ever first occurs.

The Company’s nominating committee recommends that a nominee for a position on the Company’s Board of Directors meet the following minimum qualifications:

● He or she must be over 21 years of age;
● He or she must be able to read and understand basic financial statements;
● He or she must have experience in a position with a high degree of responsibility in a business or other organization;
● He or she must possess integrity and have high moral character;
● He or she must be willing to apply sound, independent business judgment; and,
● He or she must have sufficient time to devote to the Company.

The Company’s nominating committee evaluates a potential nominee by considering whether the potential nominee meets the minimum qualifications described above, as well as by considering the following factors:

●  whether the potential nominee has leadership, strategic, or policy setting experience in a complex organization, including any scientific, governmental, educational, or other non-profit organization;
●  whether the potential nominee has experience and expertise that is relevant to the Company’s business, including any specialized business experience, technical expertise, or other specialized skills, and whether the potential nominee has knowledge regarding issues affecting the Company;
●  whether the potential nominee is highly accomplished in his or her respective field;
●  in light of the relationship of the Company’s business to the field of technology, whether the potential nominee has received any awards or honors in the fields of technology or engineering and whether he or she is recognized as a leader in that field;
●  whether the addition of the potential nominee to the Board of Directors would assist the Board of Directors in achieving a mix of Board members that represents a diversity of background and experience, including diversity with respect to age, gender, national origin, race, and competencies;
●  whether the potential nominee has high ethical character and a reputation for honesty, integrity, and sound business judgment;

●  whether the potential nominee can work collegially with others;
●  whether the potential nominee is independent, as defined by NASDAQ listing standards, whether he or she is free of any conflict of interest or the appearance of any conflict of interest with the best interests of the Company and its stockholders, and whether he or she is willing and able to represent the interests of all stockholders of the Company; and
●  Any factor which would prohibit the potential nominee to devote sufficient time to its business.

In addition, with respect to an incumbent director whom the nominating committee is considering as a potential nominee for re-election, the Company’s nominating committee reviews and considers the incumbent director’s service to the Company during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company. The manner in which the nominating committee evaluates a potential nominee will not differ based on whether the potential nominee is recommended by a shareholder or the Company.

The Company did not pay any fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director at the fiscal year 2011 Annual Meeting of Stockholders. The Company did not receive, by September 7, 2011 (the 120th  calendar day before the first anniversary of the date of the Company’s 2010 proxy statement), any recommended nominee from a shareholder who beneficially owns more than 5% of the Company’s stock or from a group of stockholders who beneficially own, in the aggregate, more than 5% of the Company’s stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

SEC regulations require all transactions to be disclosed in proxy statements, which are commonly referred to as “related person transactions.” A “related person” is defined under the applicable SEC regulation and includes our directors, executive officers, 5% or more beneficial owners of our common stock, and each of their immediate family members.  The Board of directors would only approve a transaction only if it determines that the transaction is not inconsistent with, the best interests of the Company and its shareholders. During fiscal year 2011, there were no material transactions between NetSol, any director or executive officer of the Company, or any security holder known to hold more than five percent (5%) of our common stock (a “5% Holder”).

DIRECTOR COMPENSATION

Director Compensation

Director Compensation Table

The following table sets forth a summary of the compensation earned by our Directors and/or paid to certain of our Directors pursuant to the Company's compensation policies for the fiscal year ended June 30, 2011, other than Najeeb Ghauri, Naeem Ghauri and Salim Ghauri who are executives and directors.

NAME	FEES EARNED OR PAID IN CASH ($)	SHARES AWARDS ($) (1)	TOTAL ($)
Eugen Beckert	25,000	67,225	92,225
Shahid Javed Burki	31,000	67,225	98,225
Mark Caton	28,000	67,225	95,225
Alexander Shakow	18,000	67,225	85,225

(1)	During the fiscal year ended June 30, 2011, 22,500 shares were issued and 20,000 shares were accrued to be issued valuing $67,225 to each independent director.

Director Compensation Policy

Messrs. Ghauri are not paid any fees or other compensation for services as members of our Board of Directors.

The non-employee members of our Board of Directors received as compensation for services as directors as well as reimbursement for documented reasonable expenses incurred in connection with attendance at meetings of our Board of Directors and the committees thereof. The Company paid the following amounts to members of the Board of Directors for the activities shown during the fiscal year ended June 30, 2011.

BOARD ACTIVITY	CASH PAYMENTS
Board Member Fee	$48,000
Committee Membership	$18,000
Chairperson for Audit Committee	$15,000
Chairperson for Compensation Committee	$12,000
Chairperson for Nominating and Corporate Governance Committee	$9,000

Members of our Board of Directors are also eligible to receive stock option or stock award grants both upon joining the Board of Directors and on an annual basis in line with recommendations by the Compensation Committee, which grants are non-qualified stock options under our Employee Stock Option Plans. Further, from time to time, the non-employee members of the Board of Directors are eligible to receive stock grants that may be granted if and only if approved by the shareholders of the Company.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Caton (Chairman), Beckert, Burki and Shakow. During the fiscal year ended June 30, 2011, the Chairman of the Compensation Committee was Mr.  Caton.  There were no other members of the committee during the fiscal year ended June 30, 2011. All current members of the Compensation Committee are "independent directors" as defined under the NASDAQ Listing Rules. None of these individuals were at any time during the fiscal year ended June 30, 2011, or at any other time, an officer or employee of the Company.

No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Director Compensation Table

The following table sets forth a summary of the compensation earned by our Directors and/or paid to certain of our Directors pursuant to the Company's compensation policies for the fiscal year ended June 30, 2011, other than Najeeb Ghauri, Naeem Ghauri and Salim Ghauri who are executives and directors.

NAME	FEES EARNED OR PAID IN CASH ($)	SHARES AWARDS ($) (1)	TOTAL ($)
Eugen Beckert	21,288	15,275	36,563
Shahid Javed Burki	26,612	15,275	41,887
Mark Caton	23,950	15,275	39,225
Alexander Shakow	15,075	15,275	30,350

(1)	During the fiscal year ended June 30, 2010, 17,500 shares were issued to each independent director valuing $15,275.

COMMUNICATIONS BETWEEN STOCKHOLDERS AND BOARD OF DIRECTORS

The Board provides a process for stockholders to send communications to the Board or any of the Directors. Stockholders may send written communications to the Board or any one or more of the individual Directors by mail to: NetSol Technologies, Inc., Attention Corporate Secretary, 24025 Park Sorrento, Suite 410, Calabasas, CA 91302, or via fax to: 818-222-9197. Such communications will be reviewed by our Secretary, who shall remove communications relating to solicitations, junk mail, customer service concerns and the like. All other shareholder communications shall be promptly forwarded to the applicable member(s) of our board of directors or to the entire board of directors, as requested in the shareholder communication.

CODE OF ETHICS

The Company adopted on July 2, 2004, as amended and restated on July 22, 2007, a Code of Ethics applicable to every officer, director and employee of the Company, including, but not limited to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  Our Code of Ethics has been posted on our website and may be viewed at www.netsoltech.com/IR/corporate-governance.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, its only class of outstanding voting securities as of May 30, 2012, by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding common Stock with the address of each such person, (ii) each of the Company's present directors and officers, and (iii) all officers and directors as a group:

		Percentage

Najeeb Ghauri (3)	5,019,987	6.69%
Naeem Ghauri (3)	3,885,592	5.18%
Salim Ghauri (3)	4,481,632	5.97%
Eugen Beckert (3)	358,900	*
Shahid Javed Burki (3)	362,500	*
Mark Caton (3)	237,700	*
Alexander Shakow (3)	121,273	*
Patti McGlasson (3)	220,500	*
Boo-Ali Siddiqui (3)	95,000	*
Newland Capital Management LLC (5)	3,730,359	4.97%
All officers and directors as a group (nine persons)	14,783,084	17.84%

*  Less than one percent

(1)  Except as otherwise indicated, the Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.
(2)  Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock relating to options currently exercisable or exercisable within 60 days of September 13, 2011,   are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them. Includes shares issuable upon exercise of options exercisable within 60 days, as follows: Mr. Najeeb Ghauri, 2,641,441; Mr. Naeem Ghauri, 2,576,441; Mr. Salim Ghauri, 2,386,441; Mr. Eugen Beckert, 150,000; Mr. Shahid Burki, 150,000; and Ms. Patti McGlasson, 110,000.
(3)  Address c/o NetSol Technologies, Inc. at 24025 Park Sorrento, Suite 410, Calabasas, CA 91302.
(4)  Shares issued and outstanding as of May 30, 2012 were 75,047,355.
(5) Pursuant to a form 13G/A filed on April 9, 2012 and relying upon the authenticity of the information contained therein, the following persons have shared voting power over 3,967,868 shares of common stock of the Company:  Newland Capital Management, LLC (as to 3,730,359 shares), Newland Master Fund, Ltd. (as to 3,730,359), Ken Brodkowitz (as to 3,730,359 shares) and Michael Vermut (as to 3,764,259 shares).  Newland Capital Management, LLC, Ken Brodkowitz and Michael Vermut  with addresses c/o Newland Capital Management LLC, 350 Madison Avenue, 11th  Floor, New York, New York, 10017; Newland Master Fund, Ltd., address is c/o Goldman Sachs (CAYMAN) Trust, Limited, P.O. Box 896, Gardenia Court, Suite 3307, 45 Market St., Camana Bay, Cayman Islands KY1-1103.

INFORMATION ABOUT DIRECTOR NOMINEES

The board is currently comprised of seven members. All of the seven members are standing for re-election.

Each nominee receiving a majority of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

All nominees have consented to serve if elected, but if any becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The stockholders have previously elected all director candidates.  The name, age, business experience and offices held by each director nominee are as follows:

Name and Age	Director Since	Current Position with the Company
Najeeb U. Ghauri (57)	1997	Chairman, Chief Executive Officer, Director
Naeem Ghauri (54)	1999	President, Director
Eugen Beckert (65)	2001	Director
Shahid Burki (73)	2003	Director
Mark Caton (62)	2007	Director

Director Qualifications

Under rules adopted by the Securities and Exchange Commission, the Company is required to describe the experience and qualification of those persons serving as directors or nominated for election as directors. The Nominating Committee, which is charged with the responsibility of evaluating nominees for director, has historically sought individuals with prior experience in business, professional practice or government, a commitment to community involvement and, perhaps most importantly, prior service as a member of the board of directors. Experience gained through these pursuits is viewed by the Nominating Committee as a strong indication that individuals nominated for election as directors will possess the attributes for successful service as a member of the Board.

NAJEEB U. GHAURI is the Chief Executive Officer and Chairman of NetSol.  He has been a Director of the Company since 1997, Chairman since 2003 and Chief Executive Officer since October 2006. Mr. Ghauri is the founder of NetSol Technologies, Inc. He was responsible for NetSol listing on NASDAQ in 1999, the NetSol subsidiary listing on KSE (Karachi Stock Exchange) in 2005, and the NetSol listing on the NASDAQ Dubai exchange in 2008.   Mr. Ghauri served as the Company's Chief Executive Officer from 1999 to 2001 and as the Chief Financial Officer from 2001 to 2005.  As CEO, Mr. Ghauri is responsible for managing the day-to-day operations of the Company, as well as the Company's overall growth and expansion plan.   Prior to joining the Company, Mr. Ghauri was part of the marketing team of Atlantic Richfield Company (ARCO) (now acquired by BP), a Fortune 500 company, from 1987-1997. Prior to ARCO, he spent nearly five years with Unilever as brand and sales managers. Mr. Ghauri received his Bachelor of Science degree in Management/Economics from Eastern Illinois University in 1979, and his M.B.A. in Marketing Management from Claremont Graduate School in California in 1981.   Mr. Ghauri was elected Vice Chairman of US Pakistan Business Council in 2006, a Washington D.C. based council of US Chamber of Commerce. He is also very active in several philanthropic activities in emerging markets and is a founding director of Pakistan Human Development Fund, a non-profit organization, a partnership with UNDP to promote literacy, health services and poverty alleviation in Pakistan. Mr. Ghauri has participated in NASDAQ opening and/or closing bell ceremonies in 2006, 2008 and 2009.  The Nominating Committee determined that Mr. Ghauri’s long term experience with the Company and his direct experience with capital markets and investment community makes him qualified to serve on our Board of Directors. Recently joined as a director in a new start up healthcare business in the US aka as DNA Health corporation.

NAEEM GHAURI has been a Director of the Company since 1999 and was the Company’s Chief Executive Officer from August 2001 to October 2006. Mr. Ghauri serves as the Managing Director of NetSol (UK) Ltd., a wholly owned subsidiary of the Company located in London, England. He is also the director of the Global Sales group. While instrumental in numerous transactions, his most significant contribution to the revenue of the Company was his role in closing the TiG NetSol Joint Venture in 2005.  Prior to joining the Company, Mr. Ghauri was Project Director for Mercedes-Benz Finance Ltd., from 1994-1999. Mr. Ghauri supervised over 200 project managers, developers, analysis and users in nine European Countries. Mr. Ghauri earned his degree in Computer Science from Brighton University, England.   Mr. Ghauri serves on the board of NetSol Technologies Europe, Ltd., a subsidiary of the Company.  The Nominating Committee determined that Mr. Ghauri’s experience in auto finance, a significant portion of our revenues, and his experience in developing new business opportunities and relationships for the Company makes him qualified to serve on our Board of Directors.

EUGEN BECKERT was appointed to the Board of Directors in August 2001. A native of Germany, Mr. Beckert received his masters in Engineering and Economics from the University of Karlsruhe, Germany. Mr. Beckert was with Mercedes-Benz AG/Daimler Benz AG from 1973, working in technology and systems development. In 1992, he was appointed director of Global IT (CIO) for Debis Financial Services, the services division of Daimler Benz. From 1996 to 2000, he acted as director of Processes and Systems (CIO) for Financial Services of DaimlerChrysler Asia Pacific Services.  During this period he was instrumental to having the LeaseSoft products of NetSol developed and introduced in several countries as a pilot customer .  From 2001 to 2004, he served as Vice President in the Japanese company of DCS.  Mr. Beckert retired from DaimlerChrysler in November 2006.  Mr. Beckert is chairman of the Nominating and Corporate Governance Committee and a member of the Audit and Compensation Committees.  The Nominating Committee determined that Mr. Beckert’s experience in auto finance related IT, specifically as CIO for Debis Financial Services, together with his status as an independent director under Nasdaq rules makes him qualified to serve on our Board of Directors.

SHAHID JAVED BURKI was appointed to the Board of Directors in February 2003.  Before joining the World Bank in 1974 he was a member of the Civil Service of Pakistan. He had a distinguished career with the World Bank from 1974 to 1999 where he held a number of senior positions including Chief of Policy Planning (1974-1981); Director of International Relations Department (1981-87); Director of China Department (1987-94); and Vice President of Latin America and the Caribbean Region (1994-99). Upon taking early retirement from the Bank, he took up the position of Chief Executive Officer of EMP Financial Advisors, a consulting company linked with the Washington based EMP Global, a private equity firm and worked there until 2005. He is currently Chairman the Institute of Public Policy, a think tank associated with the Beacon house National University, Lahore, Pakistan. He also spends some time each year as Senior Visiting Research Fellow at the Institute of South Asian Studies, National Singapore University. In 1996-97 he took leave of absence from the World Bank to take up the position of Finance Minister of Pakistan. Mr. Burki was educated at Government College, Lahore from where he received M.Sc. in Physics; at Oxford University as a Rhodes Scholar from where he received M.A. (Hons) in Economics; at Harvard University as a Mason Fellow from where he received M.P.A. and also studied for Ph.D. in Economics (not completed). In 1997, he received a Diploma in Advanced Management from Harvard University’s Business School.  Mr. Burki has authored several books and articles on development issues including  Study of Chinese Communes(Harvard University Press, 1969); Pakistan Under Bhutto (Macmillan, 1990); Changing Perceptions, Altered Reality: Pakistan’s Economy Under Musharraf, 1999-2006  (Oxford University Press, 2007). He is currently working on a book,  Changing Asia  to be published later this year by Routledge, London.  Mr. Burki is a chairman of the Audit Committee and a member of the Compensation and Nominating and Corporate Governance Committees.  Mr. Burki is the Company’s Financial Expert on the Audit Committee.  The Nominating Committee believes that Mr. Burki’s vast experience as an economist and entrepreneur with specialization on the Asia Pacific markets, his status as our financial expert and, finally, his status as an independent director under Nasdaq rules makes him qualified to serve on our Board of Directors.

MARK CATON joined the board of directors in 2007.  Mr. Caton is currently President of Centela Systems, Inc. a distributor of computer peripheral solutions in the multimedia and digital electronic market segment, a position he has held since 2003. Prior to joining Centela, Mr. Caton was President of NetSol Technologies USA, responsible for US sales, from June 2002 to December 2003. Mr. Caton was employed by ePlus from 1997 to 2002 as Senior Account Representative. He was a member of the UCLA Alumni Association Board of Directors and served on the Board of Directors of NetSol from 2002-2003. Mr. Caton is a Chairman of the Compensation Committee and a member of the Audit and Nominating Committees. Mr. Caton received his BA from UCLA in psychology in 1971.  The Nominating Committee believes that Mr. Caton’s understanding of the US IT market, his experience in human resources related issues and his status as an independent director under Nasdaq rules qualifies him to serve on our Board of Directors.

No Arrangements of Understandings

There are no arrangements or understandings between any nominee for director and any other person(s) pursuant to which such nominee was or is to be selected as a director or nominee.

COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis will describe the Compensation Committee's compensation objectives and policies for our Named Executive Officers, including executive pay decisions and processes and all elements of NetSol Technologies’ executive compensation program.

NetSol Technologies’ Named Executive Officers, a group comprised of the Chief Executive Officer, the Chief Financial Officer, and three other executive officers for fiscal year 2011, are the following seven individuals:

Najeeb Ghauri	Chief Executive Officer
Salim Ghauri	President of Middle East Operations
Naeem Ghauri	President of the Asia Pacific Region
Boo-Ali Siddiqui	Chief Financial Officer
Patti L. W. McGlasson	Secretary and General Counsel

Compensation Philosophy and Objectives

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance at or above established goals, with the ultimate objective of increasing stockholder value. The philosophy of the Compensation Committee is to evaluate both performance and compensation to ensure that we maintain our ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Compensation Committee believes executive compensation packages should include both cash and equity-based compensation that reward performance as measured against established goals.

Setting Executive Compensation

Management develops our compensation plans by utilizing publicly available compensation data in the media services and technology industries. We believe that the practices of these groups of companies provide us with appropriate compensation benchmarks, because these groups of companies are in similar businesses and tend to compete with us for executives and other employees. For benchmarking executive compensation, we typically review the compensation data we have collected from these groups of companies, as well as a subset of the data from those companies that have a similar number of employees as the Company. For purposes of determining executive compensation, we have not engaged consultants to help us analyze this data or to compare our compensation programs with the practices of the companies represented in the compensation data we review.

Based on management's analyses and recommendations, the Compensation Committee has approved a pay-for-performance compensation philosophy, which is intended to establish base salaries and total executive compensation (taking into consideration the executive's experience and abilities) that are competitive with those companies with a similar number of employees represented in the compensation data we review.

 We work within the framework of this pay-for-performance compensation philosophy to determine each component of an executive's initial compensation package based on numerous factors, including:

• The individual's particular background, track record and circumstances, including training and prior relevant work experience;

• The individual's role with us and the compensation paid to similar persons in the companies represented in the compensation data that we review;

• The demand for individuals with the individual's specific expertise and experience;

• Performance goals and other expectations for the position; and,

• Uniqueness of industry skills.

The terms of each executive officer's compensation are derived from employment agreements negotiated between the Company and the executive. Each executive's employment agreement is generally negotiated to cover a one to three-year period, and prescribes the base salary and other annual payments, if any, to the executive. Employment agreements for all executive officers are approved by the Board of Directors and the Compensation Committee. Employment agreements for other executives are approved by the Company's Chief Executive Officer.

2011 Executive Compensation Components

For the fiscal year ended June 30, 2011, the principal components of compensation that our named executive officers were eligible to receive were:

• Base salary;
• Long Term Equity Incentive Compensation;
• Performance-based incentive compensation (discretionary bonus); and,
• Perquisites and other personal benefits.

Base Salary

An executive's base salary is evaluated together with components of the executive's other compensation to ensure that the executive's total compensation is consistent with our overall compensation philosophy.

The base salaries were established in arms-length negotiations between the executive and the Company, taking into account their extensive experience, knowledge of the industry, track record, and achievements on behalf of the Company.

Base salaries are adjusted annually by the Compensation Committee.

Annual Bonus

Our compensation program includes eligibility for bonuses as rewarded by the Compensation Committee. All executives are eligible for annual performance-based cash bonuses in accordance with Company policies.

 Long Term Equity Award Incentives

We believe that long-term performance is achieved through an ownership culture that encourages long-term participation by our executives in equity-based awards. Our various Employee Stock Option Plans allow us to grant stock options to employees. We currently make initial equity awards of stock options to new executives and certain non-executive employees in connection with their employment with the Company. Annual grants of options, if any, are approved by the Compensation Committee.

Equity Incentives.    Executives, certain non-executive employees, and directors who join us may be awarded stock awards and/or stock option grants after they join the Company. These grants have an exercise price equal to the fair market value of our common stock on the grant date. Such awards are intended to provide the executive with incentive to build value in the organization over an extended period of time. The size of the stock option award is also reviewed in light of the executive's track record, base salary, other compensation and other factors to ensure that the executive's total compensation is in line with our overall compensation philosophy.  A review of all components of compensation is conducted when determining equity awards to ensure that total compensation conforms to our overall philosophy and objectives.

 Perquisites and Other Personal Benefits

We provide named executive officers with perquisites and other personal benefits that we believe are reasonable and consistent with our overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers.

We maintain benefits and perquisites that are offered to all employees, including health insurance and dental insurance.   Benefits and perquisites may vary in different country locations and are consistent with local practices and regulations.

Termination Based Compensation

Upon termination of employment, all executive officers with a written employment agreement are entitled to receive severance payments under their employment agreements. In determining whether to approve, and as part of the process of setting the terms of, such severance arrangements, the Compensation Committee recognizes that executives and officers often face challenges securing new employment following termination.  Further, the Committee recognizes that many of the named executives and officers have participated in the Company since its founding and that this participation has not resulted in a return on their investments.  Termination and Change in Control Payments considered both the risk and the dedication of these executives’ service to the Company.

Our Chief Executive Officer, CEO of NetSol Technologies, Ltd. and CEO of NetSol Technologies Europe, Ltd.  have employment agreements that provide, if his employment is terminated without cause or if the executive terminates the agreement with Good Reason, he is entitled to (a) all remaining salary to the end of the date of termination, plus salary from the end of the employment term through the end of the third anniversary of the date of termination, and (b) the continuation by the Company of medical and dental insurance coverage for him and his family until the end of the employment term and through the end of the third anniversary of the date of termination.  Provided, however, if such benefits cannot be continued for this extended period, the Executive shall receive cash (including a tax-equivalency payment for Federal, state and local income and payroll taxes assuming Executive is in the maximum tax bracket for all such purposes) where such benefits may not be continued.  These agreements further provide for vesting of all options and restrictive stock grants, if any.

Our Chief Financial Officer has an employment agreement that provides, if his employment is terminated without cause or if the executive terminates the agreement with Good Reason, he is entitled to (a) all remaining salary to the end of the date of termination, plus salary from the end of the employment term through the end of the second month of the date of termination, and (b) the continuation by the Company of medical and dental insurance coverage for him and his family until the end of the employment term and through the end of the two months from the date of termination.  Provided, however, if such benefits cannot be continued for this extended period, the Executive shall receive cash (including a tax-equivalency payment for Federal, state and local income and payroll taxes assuming Executive is in the maximum tax bracket for all such purposes) where such benefits may not be continued.  These agreements further provide for vesting of all options and restrictive stock grants, if any.

The Secretary of the Company has an employment agreement that provides, if she is terminated without cause or if the executive terminates the agreement with Good Reason, she is entitled to (a) all remaining salary to the end of the date of termination, plus salary from the end of the employment term through the end of the first anniversary of the date of termination, and (b) the continuation by the Company of medical and dental insurance coverage for her and her family until the end of the employment term and through the end of the first anniversary of the date of termination.  Provided, however, if such benefits cannot be continued for this extended period, the Executive shall receive cash (including a tax-equivalency payment for Federal, state and local income and payroll taxes assuming Executive is in the maximum tax bracket for all such purposes) where such benefits may not be continued.  These agreements further provide for vesting of all options and restrictive stock grants, if any.

 Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. We believe that compensation paid under the management incentive plans is generally fully deductible for federal income tax purposes.

Accounting for Stock-Based Compensation

Commencing on July 1, 2006, we began accounting for stock-based payments, including awards under our Employee Stock Option Plans, in accordance with the requirements of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, or SFAS 123(R).

Summary Compensation

The following table shows the compensation for the fiscal year ended June 30, 2011 and June 30, 2010, earned by our Chairman and Chief Executive Officer, our Chief Financial Officer who is our Principal Financial and Accounting Officer, and others considered to be executive officers of the Company.

Name and Principle Position	Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)		All Other Compensation ($)		Total ($)
Najeeb Ghauri	2011	$375,000	$-	$96,875	$-	(2)	$81,603	(3)	$553,478
CEO & Chairman	2010	$315,000	$-	$99,375	$-	(2)	$70,981	(3)	$485,356
Naeem Ghauri	2011	$250,000	$-	$96,875	$-	(2)	$26,698	(4)	$373,573
President EMEA Region	2010	$225,000	$-	$99,375	$-	(2)	$27,000	(4)	$351,375
Salim Ghauri	2011	$250,000	$-	$96,875	$-	(2)	$42,014	(5)	$388,889
President APAC Region	2010	$212,500	$-	$99,375	$-	(2)	$9,918	(5)	$321,793
Boo-Ali Siddiqui	2011	$84,000	$-	$69,250	$-		$-	(6)	$153,250
Chief Financial Officer	2010	$75,000	$-	$9,000	$-		$-	(6)	$84,000
Patti L. W. McGlasson	2011	$130,500	$-	$55,400	$-	(2)	$21,281	(7)	$207,181
Secretary, General Counsel	2010	$122,747	$-	$7,200	$-	(2)	$23,594	(7)	$153,541

(1) The stock was awarded as compensation to the officers and related expense was recognized in the consolidated financial statements.
(2) No options were granted to officers during the period.
(3)  Consists of $36,000 and $36,000 paid for automobile and travel allowance, $16,758 and $8,379 on account of life insurance and $28,845 and $26,602 paid for medical and dental insurance premiums paid by the Company for participation in the health insurance program for the fiscal years ended June 30, 2011 and 2010, respectively.
(4) Consists of $24,000 and $24,000 paid for automobile and travel allowance and $2,698 and $3,000 paid for private medical insurance premiums paid by the Company for the fiscal years ended June 30, 2011 and 2010, respectively.
(5) Consists of $38,526 paid for automobile and travel allowance and $3,489 paid for private medical insurance premiums paid by the Company for the fiscal years ended June 30, 2011. The amount paid to the officer was in aggregate less than $10,000 for the fiscal years ended June 30, 2010.
(6)  The amount paid to the officer was in aggregate less than $10,000 for the fiscal years ended June 30, 2011 and 2010, respectively.
(7)  Consists of $9,000 and $8,500 paid for automobile allowance and $12,281 and $15,094 paid for medical and dental insurance premiums for participation in the health insurance program for the fiscal year ended June 30, 2011 and 2010 respectively.

Grants of Plan-Based Awards

Mr. Najeeb Ghauri, Mr. Naeem Ghauri and Mr. Salim Ghauri pursuant to the terms of their employment agreement were entitled for bonus based on the performance of the Company for the fiscal year ended June 30, 2008. Messrs. Ghauri waived all rights to bonuses and options pursuant to the terms of their employment agreements in response to the economic downturn of late 2008.

Mr. Najeeb Ghauri, Mr. Naeem Ghauri and Mr. Salim Ghauri were granted, in February 2009, 750,000, 525,000 and 525,000 options, respectively, to acquire shares of common stock of the Company. The options vest quarterly and were approved by the Compensation Committee as an incentive for Messrs. Ghauri in light of the agreed reduction of salary in early 2009.  Ms. McGlasson was granted 20,000 shares of common stock of the Company in early 2009 as an incentive for Ms. McGlasson in light of the agreed reduction of salary.

Discussion of Summary Compensation Table

The terms of our executive officers' compensation are derived from our employment agreements with them and the annual performance review by our Compensation Committee. The terms of Mr. Najeeb Ghauri, Mr. Naeem Ghauri and Mr. Salim Ghauri’s employment agreements with the Company were the result of negotiations between the Company and the executives and were approved by our Compensation Committee and Board of Directors. The terms of Ms. McGlasson’s and Mr. Siddiqui’s employment agreement with the Company were the result of negotiations between our Chief Executive Officer and the employees and were approved by our Compensation Committee and Board of Directors.

Employment Agreement with Najeeb Ghauri

Effective January 1, 2007, the Company entered into an Employment Agreement with our Chief Executive Officer, Najeeb Ghauri (the “CEO Agreement”). The CEO Agreement was amended effective January 1, 2008 and again January 1, 2010.  Pursuant to the CEO Agreement, as amended, between Mr. Ghauri and the Company (the "CEO Agreement"), the Company agreed to employ Mr. Ghauri as its Chief Executive Officer from the date of the CEO Agreement through December 31, 2012. The term of employment automatically renews for 36 additional months unless notice of intent to terminate is received by either party at least 6 months prior to the end of the term.  Under the CEO Agreement, Mr. Ghauri is entitled to an annualized base salary of $375,000 and 250,000 shares of common stock which are granted 25% on a quarterly basis following each 3 months of service, and is eligible for annual bonuses at the discretion of the Compensation Committee.  Pursuant to the terms of the amendment, Mr. Ghauri was entitled to the following bonuses.  A bonus of One Hundred Thirty Three Thousand Dollars ($133,000) is payable upon achieving the minimum bonus benchmark of: company-wide revenue of $30,000,000 for the fiscal year 2009-2010; and, earnings per share of $0.05 (the “Minimum Bonus Benchmark”).  An additional bonus may be earned if an “accelerator goal” is achieved.  The bonus is accelerated to a total of Two Hundred Thousand Dollars ($200,000) if revenue of $33,000,000 is attained together with earnings per share of $0.10.

Mr. Ghauri is entitled to participate in the Company's stock option plans, is entitled to three weeks of paid vacation per calendar year, is to receive a car allowance totaling $3,000 per month for the term of the CEO Agreement, and the Company shall pay premiums not to exceed $16,600 (or $4,150 quarterly) for life insurance for the Executive.

The CEO Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the CEO Agreement, if he terminates his employment for Good Reason (as described below), or, is terminated prior to the end of the employment term by the Company other than for Cause (as described below) or death, he shall be entitled to all remaining salary from the termination date until 36 months thereafter, at the rate of salary in effect on the date of termination, immediate vesting of all options and, continuation of all health related plan benefits for a period of 36 months. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If he is terminated by the Company for Cause (as described below), or at the end of the employment term, he shall not be entitled to further compensation. Under the CEO Agreement, Good Reason includes the assignment of duties inconsistent with his title, a material reduction in salary and perquisites, the relocation of the Company's principal office by 30 miles, if the Company asks him to perform any act which is illegal, including the commission of a crime or act of moral turpitude, or a material breach of the CEO Agreement by the Company. Under the CEO Agreement, Cause includes conviction of crime involving moral turpitude, failure to perform his duties to the Company, engaging in activities which are directly competitive to or intentionally injurious to the Company, or any material breach of the CEO Agreement by Mr. Ghauri.

The above summary of the CEO Agreement is qualified in its entirety by reference to the full text of the CEO Agreement, a copy of which was filed as an exhibit to the Company’s 10-KSB for the fiscal year ended June 30, 2007.  The above summary of the First Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which was filed as an exhibit to the Company’s 10-KSB for the fiscal year ended June 30, 2008.  The above summary of the Second Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which was filed as an exhibit to the Company’s 10-Q for the fiscal year ended December 31, 2009.

Employment Agreement with Naeem Ghauri

Effective January 1, 2007, the Company entered into an Employment Agreement with our President of NetSol Technologies Europe, Ltd. and Chief Executive Officer of EMEA, Naeem Ghauri (the “President EMEA Agreement”). The President EMEA Agreement was amended effective January 1, 2008 and again effective January 1, 2010.  Pursuant to the Employment Agreement, as amended, the Company agreed to employ Mr. Ghauri as its President of the EMEA region from the date of the President EMEA Agreement through December 31, 2012. The term of employment automatically renews for 36 additional months unless notice of intent to terminate is received by either party at least 6 months prior to the end of the term. Under the President EMEA Agreement, Mr. Ghauri is entitled to an annualized base salary of $250,000, 250,000 shares of common stock which are granted 25% on a quarterly basis following each 3 months of service, and is eligible for annual bonuses at the discretion of the Compensation Committee.  A bonus of One Hundred Thirty Three Thousand Dollars ($133,000) is payable upon achieving the minimum bonus benchmark of: company-wide revenue of $30,000,000 for the fiscal year 2009-2010; and, earnings per share of $0.05 (the “Minimum Bonus Benchmark”).  An additional bonus may be earned if an “accelerator goal” is achieved.  The bonus is accelerated to a total of Two Hundred Thousand Dollars ($200,000) if revenue of $33,000,000 is attained together with earnings per share of $0.10.

In addition, Mr. Ghauri is entitled to participate in the Company's stock option plans, is entitled to two weeks of paid vacation per calendar year and is to receive a car allowance totaling $2,000 per month for the term of the President EMEA Agreement. Finally, during the term of the President EMEA Agreement, the Company shall pay the amount of premiums or other costs incurred for the coverage of Mr. Ghauri, his spouse and dependent family members under the Company's health and related benefit plans.

The President EMEA Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the President EMEA Agreement, if he terminates his employment for Good Reason (as described below), or, is terminated prior to the end of the employment term by the Company other than for Cause (as described below) or death, he shall be entitled to all remaining salary from the termination date until 36 months thereafter, at the rate of salary in effect on the date of termination, immediate vesting of all options and, continuation of all health related plan benefits for a period of 36 months. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If he is terminated by the Company for Cause (as described below), or at the end of the employment term, he shall not be entitled to further compensation. Under the President EMEA Agreement, Good Reason includes the assignment of duties inconsistent with his title, a material reduction in salary and perquisites, the relocation of the Company's principal office by 30 miles, if the Company asks him to perform any act which is illegal, including the commission of a crime or act of moral turpitude, or a material breach of the President EMEA Agreement by the Company. Under the President EMEA Agreement, Cause includes conviction of crime involving moral turpitude, failure to perform his duties to the Company, engaging in activities which are directly competitive to or intentionally injurious to the Company, or any material breach of the President EMEA Agreement by Mr. Ghauri.

The above summary of the President EMEA Agreement is qualified in its entirety by reference to the full text of the President EMEA Agreement, a copy of which was filed as an exhibit to the Company’s 10-KSB for the fiscal year ended June 30, 2007.  The above summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which was filed as an exhibit to the Company’s 10-KSB for the fiscal year ended June 30, 2008.   The above summary of the Second Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which was filed as an exhibit to the Company’s 10-Q for the fiscal year ended December 31, 2009.

Employment Agreement with Salim Ghauri

Effective January 1, 2007, the Company entered into an Employment Agreement with our President of NetSol Technologies, Ltd., our wholly owned subsidiary in Lahore, Pakistan and Chief Executive Officer of the APAC Region, Mr. Salim Ghauri (the “President APAC Agreement”). The President APAC Agreement was amended effective January 1, 2008 and again January 1, 2010.  Pursuant to the President APAC Agreement, as amended, the Company agreed to employ Mr. Ghauri as its President APAC and Chief Executive Officer of the Global Services Division from the date of the President APAC Agreement through December 31, 2012. The term of employment automatically renews for 36 additional months unless notice of intent to terminate is received by either party at least 6 months prior to the end of the term.

Under the President APAC Agreement, Mr. Ghauri is entitled to an annualized base salary of $250,000 and is eligible for annual bonuses at the discretion of the Compensation Committee, 250,000 shares of common stock which are granted 25% on a quarterly basis following each 3 months of service, and is eligible for annual bonuses at the discretion of the Compensation Committee.  A bonus of One Hundred Thirty Three Thousand Dollars ($133,000) is payable upon achieving the minimum bonus benchmark of: company-wide revenue of $30,000,000 for the fiscal year 2009-2010; and, earnings per share of $0.05 (the “Minimum Bonus Benchmark”).  An additional bonus may be earned if an “accelerator goal” is achieved.  The bonus is accelerated to a total of Two Hundred Thousand Dollars ($200,000) if revenue of $33,000,000 is attained together with earnings per share of $0.10.

The Company retained the right to increase the base compensation as it deems necessary. Mr. Ghauri agreed to a 20% decrease in his salary from April 1 to June 30, 2009.  In addition, Mr. Ghauri is entitled to participate in the Company's stock option plans, is entitled to two weeks of paid vacation per calendar year. Finally, during the term of the President APAC Agreement, the Company shall pay the amount of premiums or other costs incurred for the coverage of Mr. Ghauri, his spouse and dependent family members under the Company's health and related benefit plans.

The President APAC Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the President APAC Agreement, if he terminates his employment for Good Reason (as described below), or, is terminated prior to the end of the employment term by the Company other than for Cause (as described below) or death, he shall be entitled to all remaining salary from the termination date until 36 months thereafter, at the rate of salary in effect on the date of termination, immediate vesting of all options and, continuation of all health related plan benefits for a period of 36 months. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If he is terminated by the Company for Cause (as described below), or at the end of the employment term, he shall not be entitled to further compensation. Under the President APAC Agreement, Good Reason includes the assignment of duties inconsistent with his title, a material reduction in salary and perquisites, the relocation of the Company's principal office by 30 miles, if the Company asks him to perform any act which is illegal, including the commission of a crime or act of moral turpitude, or a material breach of the President APAC Agreement by the Company. Under the President APAC Agreement, Cause includes conviction of crime involving moral turpitude, failure to perform his duties to the Company, engaging in activities which are directly competitive to or intentionally injurious to the Company, or any material breach of the President APAC Agreement by Mr. Ghauri.

The above summary of the President APAC Agreement is qualified in its entirety by reference to the full text of the President APAC Agreement, a copy of which was filed as an exhibit to the Company’s 10-KSB for the fiscal year ended June 30, 2007.  The above summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which was filed as an exhibit hereto. The above summary of the Second Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which was filed as an exhibit to the Company’s 10-Q for the fiscal year ended December 31, 2009.

Employment Agreement with Boo-Ali Siddiqui

Effective April 1, 2010, the Company entered into an Employment Agreement with our Chief Financial Officer, Mr. Boo-Ali Siddiqui. Pursuant to the Employment Agreement between Ms. Siddiqui and the Company (the "CFO Agreement"), the Company agreed to employ Mr. Siddiqui as its CFO from the date of the CFO Agreement through March 31, 2011. According to the terms of the CFO Agreement, the term of the agreement automatically extends for an additional thirty day periods unless notice of intent to terminate is received by either party at least two weeks prior to the end of the term. Under the CFO Agreement, Mr. Siddiqui is entitled to an annualized base salary of $84,000 and is eligible for annual bonuses at the discretion of the Chief Executive Officer.  Mr. Siddiqui shall also receive a total of 50,000 shares of common stock to be granted in 25% tranches upon each completion of a quarter of service during the term of his CFO Agreement.

The CFO Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the CFO Agreement, if she terminates her employment for Good Reason (as described below), or, is terminated prior to the end of the employment term by the Company other than for Cause (as described below) or death, she shall be entitled to all remaining salary from the termination date until 2 months thereafter, at the rate of salary in effect on the date of termination, immediate vesting of all options and, continuation of all health related plan benefits for a period of 2 months. He shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If he is terminated by the Company for Cause (as described below), or at the end of the employment term, he shall not be entitled to further compensation. Under the CFO Agreement, Good Reason includes the assignment of duties inconsistent with his title, a material reduction in salary and perquisites, the relocation of the Company's principal office by 60 miles, if the Company asks him to perform any act which is illegal, including the commission of a crime or act of moral turpitude, or a material breach of the CFO Agreement by the Company. Under the CFO Agreement, Cause includes conviction of crime involving moral turpitude, failure to perform his duties to the Company, engaging in activities which are directly competitive to or intentionally injurious to the Company, or any material breach of the CFO Agreement by Mr. Siddiqui.

The above summary of the CFO Agreement is qualified in its entirety by reference to the full text of the CFO Agreement, a copy of which was filed as an exhibit to the Company’s 10-Q for the quarter ended December 31, 2009.

Employment Agreement with Patti L. W. McGlasson

Effective May 1, 2006, the Company entered into an Employment Agreement with our Secretary and General Counsel, Ms. Patti L. W. McGlasson. Pursuant to the Employment Agreement between Ms. McGlasson and the Company (the "General Counsel Agreement"), the Company agreed to employ Ms. McGlasson as its Secretary and General Counsel from the date of the General Counsel Agreement through March 31, 2012. According to the terms of the General Counsel Agreement, the term of the agreement automatically extends for an additional one year periods unless notice of intent to terminate is received by either party at least 6 months prior to the end of the term. Under the General Counsel Agreement, Ms. McGlasson was entitled to an annualized base salary of $130,000, 40,000 shares of common stock to be granted in 25% tranches after each quarter of service, and is eligible for annual bonuses at the discretion of the Chief Executive Officer.  In addition, Ms. McGlasson is entitled to participate in the Company's stock option plans and, is entitled to four weeks of paid vacation per calendar year.

The General Counsel Agreement also includes provisions respecting severance, non-solicitation, non-competition, and confidentiality obligations. Pursuant to the General Counsel Agreement, if she terminates her employment for Good Reason (as described below), or, is terminated prior to the end of the employment term by the Company other than for Cause (as described below) or death, she shall be entitled to all remaining salary from the termination date until 12 months thereafter, at the rate of salary in effect on the date of termination, immediate vesting of all options and, continuation of all health related plan benefits for a period of 12 months. She shall have no obligation to seek other employment and any income so earned shall not reduce the foregoing amounts. If she is terminated by the Company for Cause (as described below), or at the end of the employment term, she shall not be entitled to further compensation. Under the General Counsel Agreement, Good Reason includes the assignment of duties inconsistent with her title, a material reduction in salary and perquisites, the relocation of the Company's principal office by 60 miles, if the Company asks her to perform any act which is illegal, including the commission of a crime or act of moral turpitude, or a material breach of the General Counsel Agreement by the Company. Under the General Counsel Agreement, Cause includes conviction of crime involving moral turpitude, failure to perform her duties to the Company, engaging in activities which are directly competitive to or intentionally injurious to the Company, or any material breach of the General Counsel Agreement by Ms. McGlasson.

The above summary of the General Counsel Agreement is qualified in its entirety by reference to the full text of the General Counsel Agreement, a copy of which was filed as an exhibit to the Company’s 10-KSB for the fiscal year ended June 30, 2006 on September 27, 2006.  The above summary is also qualified in its entirety by reference to the full text of the Amendment to the General Counsel Agreement, a copy of which was filed as an exhibit to the Company’s 10-Q for the quarter ended March 31, 2010.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on June 30, 2011, the last day of our fiscal year, to each of the individuals named in the Summary Compensation Table.

NAME	NUMBER OF SECURITIES UNDERLYING OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
Najeeb Ghauri	100,000	-	2.21	1/1/14
	100,000		3.75	1/1/14
	50,000		5.00	1/1/14
	20,000		2.64	3/26/14
	30,000		5.00	3/26/14
	374,227		1.94	4/1/15
	500,000		2.91	4/1/15
	167,214		1.83	6/2/16
	250,000		2.50	6/2/16
	550,000		0.65	2/12/19
Naeem Ghauri	100,000	-	2.21	1/2/14
	100,000		3.75	1/2/14
	50,000		5.00	1/2/14
	20,000		2.64	3/26/14
	30,000		5.00	3/26/14
	10,000		2.50	2/16/12
	374,227		1.94	4/1/15
	500,000		2.91	4/1/15
	217,214		1.83	6/2/16
	250,000		2.50	6/2/16
	525,000		0.65	2/12/19
Salim Ghauri	100,000	-	2.21	1/2/14
	100,000		3.75	1/2/14
	50,000		5.00	3/26/14
	20,000		2.64	3/26/14
	30,000		5.00	3/26/14
	20,000		2.50	2/16/12
	374,227		1.94	4/1/15
	500,000		2.91	4/1/15
	217,214		1.83	6/2/16
	250,000		2.50	6/2/16
	325,000		0.65	2/12/19
Boo-Ali Siddiqui	-	-	-	1/0/00

Patti L. W. McGlasson	10,000	-	3.00	1/1/14
	20,000		2.64	3/26/14
	30,000		5.00	3/26/14
	20,000		1.65	7/7/15
	20,000		2.25	7/7/15
	10,000		1.60	7/23/17

Option Exercises and Stock Vested

Two officers exercised 200,000 options each at an exercise price of $0.65 during the year. Options were granted in 2009.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Potential Payments upon Termination or Change of Control

Generally, regardless of the manner in which a named executive officer's employment terminates, he is entitled to receive amounts earned during his term of employment. Such amounts include the portion of the executive's base salary that has accrued prior to any termination and not yet been paid and unused vacation pay.

In addition, we are required to make the additional payments and/or provide additional benefits to the individuals named in the Summary Compensation Table in the event of a termination of employment or a change of control, as set forth below.

Change-in-Control Payments

Najeeb Ghauri, Chairman and Chief Executive Officer

In the event that Mr. Ghauri is terminated as a result of a change in control (defined below), he is entitled to all payments due in the event of a termination for Cause or Good Reason and: (a) a onetime payment equal to the product of 2.99 and his salary during the preceding 12 months; (b) a  one-time payment equal to the higher of (i) Executive’s bonus for the previous year and (ii) one percent of the Company’s consolidated gross revenues for the previous twelve (12) months; and, at the election of the Executive, (c) a one-time cash payment equal to the cash value of all shares eligible for exercise upon the exercise of Executive’s Options then currently outstanding and exercisable as if they had been exercised in full (the “Change of Control Termination Payment”). In the event Executive elects to receive the cash value of the shares underlying Executive’s options, he shall so notify the Company of his intent.

The following table summarizes the potential payments to Mr. Ghauri assuming his employment with us was terminated or a change of control occurred on June 30, 2011, the last day of our most recently completed fiscal year.

BENEFITS AND PAYMENTS	CHANGE OF CONTROL	TERMINATION UPON DEATH OR DISABILITY	TERMINATION BY US WITHOUT CAUSE OR BY EXECUTIVE FOR GOOD REASON

Base Salary	$1,125,000	$-	$1,125,000
Bonus	-
Salary Multiple Pay-out	1,121,250
Bonus or Revenue One-time Pay-Out	365,476
Net Cash Value of Options	4,518,302

Total	$7,130,028	$-	$1,125,000

Naeem Ghauri, President, Americas Europe Region

In the event that Mr. Ghauri is terminated as a result of a change in control (defined below), he is entitled to all payments due in the event of a termination for Cause or Good Reason and: (a) a onetime payment equal to the product of 2.99 and his salary during the preceding 12 months; (b) a  one-time payment equal to the higher of (i) Executive’s bonus for the previous year and (ii) one percent of the Company’s consolidated gross revenues for the previous twelve (12) months; and, at the election of the Executive, (c) a one-time cash payment equal to the cash value of all shares eligible for exercise upon the exercise of Executive’s Options then currently outstanding and exercisable as if they had been exercised in full (the “Change of Control Termination Payment”). In the event Executive elects to receive the cash value of the shares underlying Executive’s options, he shall so notify the Company of his intent.

The following table summarizes the potential payments to Mr. Ghauri assuming his employment with us was terminated or a change of control occurred on June 30, 2011, the last day of our most recently completed fiscal year.

BENEFITS AND PAYMENTS	CHANGE OF CONTROL	TERMINATION UPON DEATH OR DISABILITY	TERMINATION BY US WITHOUT CAUSE OR BY EXECUTIVE FOR GOOD REASON

Base Salary	$750,000	$-	$750,000
Bonus	-
Salary Multiple Pay-out	747,500
Bonus or Revenue One-time Pay-Out	365,476
Net Cash Value of Options	4,618,552

Total	$6,481,528	$-	$750,000

Salim Ghauri, President, Asia Pacific Region

In the event that Mr. Ghauri is terminated as a result of a change in control (defined below), he is entitled to all payments due in the event of a termination for Cause or Good Reason and: (a) a onetime payment equal to the product of 2.99 and his salary during the preceding 12 months; (b) a  one-time payment equal to the higher of (i) Executive’s bonus for the previous year and (ii) one percent of the Company’s consolidated gross revenues for the previous twelve (12) months; and, at the election of the Executive, (c) a one-time cash payment equal to the cash value of all shares eligible for exercise upon the exercise of Executive’s Options then currently outstanding and exercisable as if they had been exercised in full (the “Change of Control Termination Payment”). In the event Executive elects to receive the cash value of the shares underlying Executive’s options, he shall so notify the Company of his intent.

The following table summarizes the potential payments to Mr. Ghauri assuming his employment with us was terminated or a change of control occurred on June 30, 2011, the last day of our most recently completed fiscal year.

BENEFITS AND PAYMENTS	CHANGE OF CONTROL	TERMINATION UPON DEATH OR DISABILITY	TERMINATION BY US WITHOUT CAUSE OR BY EXECUTIVE FOR GOOD REASON

Base Salary	$750,000	$-	$750,000
Bonus	-
Salary Multiple Pay-out	747,500
Bonus or Revenue One-time Pay-Out	365,476
Net Cash Value of Options	4,513,552

Total	$6,376,528	$-	$750,000

Boo-Ali Siddiqui, Chief Financial Officer

In the event that Mr. Siddiqui is terminated as a result of a change in control (defined below), he is entitled to all payments due in the event of a termination for Cause or Good Reason and: (a) a onetime payment equal to the product of 2.99 and his salary during the preceding 6 months; (b) a  one-time payment equal to the higher of (i) Executive’s bonus for the previous year and (ii) one-half of one percent of the Company’s consolidated gross revenues for the previous six (6) months (the “Change of Control Termination Payment”).

The following table summarizes the potential payments to Mr. Siddiqui assuming his employment with us was terminated or a change of control occurred on June 30, 2011, the last day of our most recently completed fiscal year.

BENEFITS AND PAYMENTS	CHANGE OF CONTROL	TERMINATION UPON DEATH OR DISABILITY	TERMINATION BY US WITHOUT CAUSE OR BY EXECUTIVE FOR GOOD REASON

Base Salary	$42,000	$-	$14,000
Bonus	-
Salary Multiple Pay-out	125,580
Bonus or Revenue One-time Pay-Out	88,596
Net Cash Value of Options	-

Total	$256,176	$-	$14,000

Patti L. W. McGlasson, Secretary and General Counsel

In the event that Ms. McGlasson is terminated as a result of a change in control (defined below), she is entitled to all payments due in the event of a termination for Cause or Good Reason and: (a) a onetime payment equal to the product of 2.99 and her salary during the preceding 12 months; (b) a  one-time payment equal to the higher of (i) Executive’s bonus for the previous year and (ii) one-half of one percent of the Company’s consolidated gross revenues for the previous twelve (12) months; and, at the election of the Executive, (c) a one-time cash payment equal to the cash value of all shares eligible for exercise upon the exercise of Executive’s Options then currently outstanding and exercisable as if they had been exercised in full (the “Change of Control Termination Payment”). In the event Executive elects to receive the cash value of the shares underlying Executive’s options, she shall so notify the Company of her intent.

The following table summarizes the potential payments to Ms. McGlasson assuming her employment with us was terminated or a change of control occurred on June 30, 2011, the last day of our most recently completed fiscal year.

BENEFITS AND PAYMENTS	CHANGE OF CONTROL	TERMINATION UPON DEATH OR DISABILITY	TERMINATION BY US WITHOUT CAUSE OR BY EXECUTIVE FOR GOOD REASON

Base Salary	$130,000	$-	$130,000
Bonus	-
Salary Multiple Pay-out	390,195
Bonus or Revenue One-time Pay-Out	182,738
Net Cash Value of Options	326,800

Total	$1,029,733	$-	$130,000

Director Compensation

Director Compensation Table

The following table sets forth a summary of the compensation earned by our Directors and/or paid to certain of our Directors pursuant to the Company's compensation policies for the fiscal year ended June 30, 2011, other than Najeeb Ghauri, Naeem Ghauri and Salim Ghauri who are executives and directors.

NAME	FEES EARNED OR PAID IN CASH ($)	SHARES AWARDS ($) (1)	TOTAL ($)
Eugen Beckert	25,000	67,225	92,225
Shahid Javed Burki	31,000	67,225	98,225
Mark Caton	28,000	67,225	95,225
Alexander Shakow	18,000	67,225	85,225

(1)	During the fiscal year ended June 30, 2011, 22,500 shares were issued and 20,000 shares were accrued to be issued valuing $67,225 to each independent director.

Director Compensation Policy

Messrs. Ghauri are not paid any fees or other compensation for services as members of our Board of Directors.

The non-employee members of our Board of Directors received as compensation for services as directors as well as reimbursement for documented reasonable expenses incurred in connection with attendance at meetings of our Board of Directors and the committees thereof. The Company paid the following amounts to members of the Board of Directors for the activities shown during the fiscal year ended June 30, 2011.

BOARD ACTIVITY	CASH PAYMENTS
Board Member Fee	$48,000
Committee Membership	$18,000
Chairperson for Audit Committee	$15,000
Chairperson for Compensation Committee	$12,000
Chairperson for Nominating and Corporate Governance Committee	$9,000

Members of our Board of Directors are also eligible to receive stock option or stock award grants both upon joining the Board of Directors and on an annual basis in line with recommendations by the Compensation Committee, which grants are non-qualified stock options under our Employee Stock Option Plans. Further, from time to time, the non-employee members of the Board of Directors are eligible to receive stock grants that may be granted if and only if approved by the shareholders of the Company.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Caton (Chairman), Mr. Beckert, Mr. Burki and Mr. Shakow. During the fiscal year ended June 30, 2011, the Chairman of the Compensation Committee was Mr.  Caton.  There were no other members of the committee during the fiscal year ended June 30, 2011. All current members of the Compensation Committee are "independent directors" as defined under the NASDAQ Listing Rules. None of these individuals were at any time during the fiscal year ended June 30, 2011, or at any other time, an officer or employee of the Company.

No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Caton (Chairman), Mr. Beckert, Mr. Burki and Mr. Shakow. During the fiscal year ended June 30, 2011, the Chairman of the Compensation Committee was Mr.  Caton.  There were no other members of the committee during the fiscal year ended June 30, 2011. All current members of the Compensation Committee are "independent directors" as defined under the NASDAQ Listing Rules. None of these individuals were at any time during the fiscal year ended June 30, 2011, or at any other time, an officer or employee of the Company.

No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Employee Stock Option Plans

The 2001 plan authorizes the issuance of up to 2,000,000 options to purchase common stock of which 2,000,000 have been granted.  The grant prices range between $.75 and $2.50.

The 2002 plan authorizes the issuance of up to 2,000,000 options to purchase common stock of which 2,000,000 options have been granted.  The grant prices range between $.75 and $5.00.

In March 2004, our shareholders approved the 2003 stock option plan.  This plan authorizes up to 2,000,000 options to purchase common stock of which 2,000,000 options have been granted.  The grant prices range between $0.65 and $5.00.

In March 2005, our shareholders approved the 2004 stock option plan.  This plan authorizes up to 5,000,000 options to purchase common stock of which 5,000,000 have been granted. The grant prices range between $1.25 and $3.00.

In April 2006, our shareholders approved the 2005 stock option plan.  This plan authorizes up to 5,000,000 options to purchase common stock of which 5,000,000 have been granted.  The grant prices range between $0.65 and $2.55.

In June 2008, our shareholders approved the 2008 Equity incentive plan.  This plan authorizes up to 1,000,000 grants and/or options of common stock of which 1,000,000 have been granted. The grant prices range between $0.32 and $2.32.

In May 2011, our shareholders approved the 2011 Equity incentive plan.  This plan authorizes up to 5,000,000 grants and/or options of common stock of which 3.3 million options have been granted. The grant price ranges between $0.37 and $1.67.

Compensation Committee Report

        The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis contained within this Proxy Statement with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into NetSol Technologies, Inc.  Annual Report on Form 10-K for the year ended June 30, 2011, as previously filed.

Compensation Committee
Mark Caton (Chair)
Eugen Beckert
Shahid Javed Burki
Alexander Shakow

 DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR FISCAL 2012

The Rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 2012 annual meeting of stockholders is expected to be held on or about May 1, 2013 and proxy materials in connection with that meeting are expected to be mailed on or about December 29, 2012. The Company must receive stockholder proposals prepared in accordance with the proxy rules by January 1, 2013.

A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

FILINGS UNDER SECTION 16(A)

Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons holding ten percent or more of a registered class of the Company's equity securities, to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company's equity securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of any Section 16(a) forms they file.

Based solely on copies of such forms furnished as provided above, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended June 30, 2011, all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of more than 10% of its Common Stock were complied with.

VOTING PROCEDURES

Tabulation of the Votes:  The votes cast by proxy will be tabulated by Broadridge.

Effect of an Abstention and Broker Non-Votes:  A shareholder who abstains from voting on any of or all of the proposals will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum.  Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees or other proposals.  Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their client’s proxies in their own discretion.

ANNUAL REPORT ON FORM 10-K

A copy of NetSol’s Annual Report on Form 10-K for the year ended June 30, 2011,  which has been filed with the SEC pursuant to the Exchange Act will be furnished to stockholders together with this Proxy Statement. Copies of these reports are available without charge to each shareholder, upon written request to the Investor Relations department at our principal offices at 24025 Park Sorrento, Suite 410 Calabasas, CA 91302 or from the Internet on SEC’s Edgar database at  www.sec.gov.

Incorporation by Reference

We incorporate the Annual Report for the fiscal year ended June 30, 2011 and the Quarterly Report for the quarter ended March 31, 2012, both of which have been filed with the SEC pursuant to the Exchange Act into this proxy statement by this reference.  As stated above, the annual report on form 10-K is being delivered to stockholders together with this Proxy Statement.  Copies of the reports are available without charge to each shareholder, upon written request to the Investor Relations department at our principal offices at 24025 Park Sorrento, Suite 410, Calabasas, CA 91302 or from the Internet on the SEC’s Edgar database at  www.sec.gov.

 Legal Proceedings

There are no material proceedings to which any director, officer or affiliate of the registrant, any owner of record or beneficially of more than five percent of any class of voting securities of the registrant, or any associate of any such director, officer, affiliate of the registrant, or security holder is a party adverse to the registrant or any of its subsidiaries or has a material interest adverse to the registrant or any of its subsidiaries also shall be described.

OTHER MATTERS

The Board of Directors of the Company does not intend to present any business at the Annual Meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the Annual Meeting. However, on all matters properly brought before the Annual Meeting by the Board or by others, the persons named as proxies in the accompanying proxy will vote in accordance with their best judgment.

 ALL STOCKHOLDERS ARE REQUESTED TO SIGN AND MAIL PROXIES , VOTE VIA TELEPHONE OR VOTE VIA THE INTERNET PROMPTLY.

     Your attendance at the Annual Meeting is desired whether your holdings are large or small. We encourage stockholders to take an active interest in NetSol and we would appreciate your vote on the enclosed proxy card or via the Internet through our transfer agent American Stock Transfer & Trust Company by visiting the www.proxyvote.com  site and following the screen instructions.  If you plan to vote at the Annual Meeting by proxy, please either sign, date and mail your Proxy in the enclosed envelope or at www.proxyvote.com , as promptly as possible.

Dated:  June 15, 2012
Calabasas, California

BY ORDER OF THE BOARD OF DIRECTORS

Najeeb Ghauri
Chairman and CEO

NETSOL TECHNOLOGIES, INC.
 Proxy for the 2011 Annual Meeting of Shareholders to be Held on August 6, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Najeeb Ghauri, with full power of substitution, as his or her Proxy to represent and vote, as designated below, the number of shares of which the undersigned is entitled to vote as a common stockholder  of  NetSol Technologies, Inc., registered in the name of the undersigned on May 30, 2012 with the powers the undersigned would possess if personally present at the 2011 Annual Meeting of Stockholders to be held at the Company’s headquarters located at 24015 Park Sorrento, Suite 410, Calabasas, CA 91302 at 10:00 AM local time, on August 6, 2012 and at any adjournment thereof, hereby revokes any proxy or proxies previously given.

1.  ELECTION OF DIRECTORS:

FOR all nominees listed below ☐ WITHHOLD AUTHORITY ☐
(except as marked to the contrary to vote for all below)

(To WITHHOLD authority to vote for any individual nominee strike a line through the nominee's name below)

Najeeb Ghauri	Mark Caton
Shahid Burki	Eugen Beckert	Naeem Ghauri

☐ For	☐ Against	☐ Abstain

2.	RATIFICATION OF APPOINTMENT OF KABANI & COMPANY INC. AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2012.

☐ For	☐ Against	☐ Abstain

3.
TO GRANT AUTHORITY TO THE BOARD OF DIRECTORS OF THE COMPANY TO EFFECTUATE A REVERSE SPLIT OF OUR COMMON STOCK IN ITS SOLE DISCRETION AND TO AMEND OUR ARTICLES OF INCORPORATION FOR THE PURPOSES OF EFFECTING A REVERSE SPLIT PROVIDED THAT SUCH RATIO IS BETWEEN 1:5-1:15; AND

☐ For	☐ Against	☐ Abstain

4.	TO APPROVE THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK OF THE COMPANY FROM 100,000,000 TO 150,000,000 (PRE-SPLIT BASIS).

☐ For	☐ Against	☐ Abstain

Discretionary authority is hereby granted with respect to such other matters as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR AND, "FOR" PROPOSAL NUMBERS 2, 3, AND 4 , AND IN THE PROXY'S DISCRETION ON ANY OTHER MATTERS TO COME BEFORE THE MEETING.

Dated: __________________________, 2012

(Signature)

(Second signature)

PLEASE DATE AND SIGN ABOVE exactly as your
name appears on your Stock Certificate, indicating where appropriate, official position or representative capacity.

APPENDIX A

Proposed Articles of Amendment of Articles of Incorporation of
NetSol Technologies, Inc.

RESOLVED, that the Articles of Incorporation be, and the same hereby is, amended by deleting the current Article "3" thereof, and substituting the following:

2.          "THREE: The Corporation shall be authorized to issue 150,000,000 shares of capital stock of which 145,000,000 shares shall be shares of Common stock, $.001 par value (“Common Stock”) and 5,000,000 shares shall be shares of Preferred Stock, $.001 par value (“Preferred Stock”).  The board of directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issuance of all or any shares of Stock in one or more series, and to fix for each such series such voting powers, full of limited or no voting powers, and such designations, preferences and relative and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series and as may be permitted by the Nevada Revised Statutes (as amended from time to time, the “NRS”), including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at any time or times and at such price or prices (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series, (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, or classes or any other series, (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of the Corporation; (vi) entitled to vote separately or together with any other series or class of stock of the Corporation; or (v) convertible into or exchangeable for shares of any other class or classes of stock or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such adjustments; all as may be stated in such resolution or resolutions.”

3.           The foregoing amendment was duly adopted in accordance with the provisions of Section 78.390 and 78.209 of the NRS.  The total number of shares voting at our annual meeting of shareholders held on August ___, 2012, was _____ of which shares voted in favor of the Amendment exceeding the vote required by more than _____ percent.

In Witness Whereof, NetSol Technologies, Inc. has caused this Amendment to be signed by its General Counsel and Corporate Secretary on this ___day of _____, 2012.

NetSol Technologies, Inc.
By: ______________________________
Patti McGlasson, General Counsel
Corporate Secretary

APPENDIX A

Proposed Amendment to Article Three of Articles of Incorporation

RESOLVED, that the Articles of Incorporation be, and the same hereby is, amended by deleting the current Article "3" thereof, and substituting the following:

2.          "THREE: The Corporation shall be authorized to issue [              ] 2shares of capital stock of which [                ] shares shall be shares of Common stock, $.001 par value (“Common Stock”) and 5,000,000 shares shall be shares of Preferred Stock, $.001 par value (“Preferred Stock”).  The board of directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issuance of all or any shares of Stock in one or more series, and to fix for each such series such voting powers, full of limited or no voting powers, and such designations, preferences and relative and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series and as may be permitted by the Nevada Revised Statutes (as amended from time to time, the “NRS”), including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at any time or times and at such price or prices (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series, (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, or classes or any other series, (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of the Corporation; (vi) entitled to vote separately or together with any other series or class of stock of the Corporation; or (v) convertible into or exchangeable for shares of any other class or classes of stock or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such adjustments; all as may be stated in such resolution or resolutions.”

3.           The foregoing amendment was duly adopted in accordance with the provisions of Section 78.390 and 78.209 of the NRS.  The total number of shares voting at our annual meeting of shareholders held on August ___, 2012, was _____ of which shares voted in favor of the Amendment exceeding the vote required by more than _____ percent.

4.           Effective as of 5:00 P.M., pacific standard time, on the date this Certificate of Amendment to the Amended Articles of Incorporation is filed with the Secretary of State of the State of Nevada (the “Effective Time”), upon on this Effective Time, every ___ (__) shares of the Corporation’s common stock, par value $0.001 per share (Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one share of common stock, par value $0.001, of the Corporation (the “New Common Stock”).

5.           Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued to the holders of records of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock.  In lieu thereof, the aggregate of all fractional shares shall be issued to American Stock Transfer and Trust Company, the transfer agent, as agent for the accounts, of al holders of records of Old Common Stock otherwise entitled to have a fraction of a shares issued to them.  The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Time on the a basis of prevailing market prices of the New Common Stock of the NASDAQ Stock Exchange at the time of sale.  After such sale and upon holders of record their pro rata shares of the proceeds derived from the sale of the fractional shares.

6.           Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective date automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above), provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall received, upon surrender of such certificate, a new certificate representing the number of whole shares of new Common Stock into which the shares of Old Common Stock represented by such certificates shall have been reclassified, as well as any cash in lieu of fractional shares on New Common Stock to which such holders may be entitled pursuant to the immediately preceding paragraph.”

_______________________
2 The number of shares of the Company’s total authorized common stock would be increased on the proportionate basis assuming that the Company’s Board of Directors elects to effectuate the stock split, which proportionate increase will be based on the number of shares of common stock authorized at the time the Board of Directors elects to effect the stock split.

 IN WITNESS WHEREOF, NetSol Technologies, Inc. has caused this Certificate to be executed by its duly authorized officer on this ___ day of ____, 2012.

Signature:  ________________________
Najeeb Ghauri, CEO

Signature: _________________________
Patti McGlasson, Secretary